                             OCC ACCUMULATION TRUST

                                   MANAGED BY

                                  (OPCAP LOGO)

     We are pleased to report on the 1996 investment activities and results of the portfolios in the OCC Accumulation Trust. The objective of the portfolios is to provide above-average returns with below-average risk by adhering to a disciplined value approach in buying securities. The portfolios are intended for the long-term investor seeking to preserve capital and make it grow.

     The year was an excellent one for investors in stocks, as the market continued to rise in a favorable environment of low inflation, slow economic growth and generally low interest rates. The equity portfolios in the Trust performed well, delivering returns that generally matched or exceeded their benchmarks. In managing these portfolios, we invest for the long term in what we perceive to be superior, undervalued businesses. We do not attempt to forecast the stock market. Instead, we focus on individual companies and where their businesses are going over the next several years, not on where the stock market is heading in the next quarter.

     The bond market, by contrast, provided only modest returns in 1996. There were recurrent investor concerns throughout the year that the economy might overheat and, if so, that inflation might increase and bond prices might fall. Economic growth was, in fact, moderate and inflation remained in check. Nonetheless, these concerns led to relatively weak bond prices. We weathered these difficult market conditions reasonably well, maintaining a defensive posture by keeping average maturities short. Prices of shorter maturities tend to fall less than those of longer maturities in a declining bond market.

                                EQUITY PORTFOLIO

     The Equity Portfolio had another excellent year in 1996, providing a total return of 23.4%, exceeding the total return of 23.0% for the Standard & Poor's 500 Index with dividends included (S&P 500), an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's performance was eighth among the 41 capital appreciation funds in Lipper's Variable Insurance Products Performance Analysis Service Report. This strong relative performance was achieved despite the Portfolio's conservative investment posture, including a sizable cash position.

     We attained these results by remaining disciplined in our value approach even as the stock market advanced to new highs. The stocks owned by the Portfolio had an average price-earnings ratio of 14.2 at the end of 1996, a significant discount from the price-earnings ratio of 19.5 for the S&P 500. Despite this discount, the companies in the Portfolio generate what we believe to be high and sustainable levels of earnings and cash flow. By investing in quality, undervalued businesses, we seek to control risk and outperform the market over time. We believe the quality of the businesses we own, their low relative valuations and the ability of company managements to maximize shareholder returns will help us limit risk and have significant opportunity for reward.

     The Portfolio has produced above-market returns over extended periods. For the five years ended December 31, 1996, the Portfolio provided an average annual total return of 17.7%*, exceeding the 15.2% average annual total return of the S&P 500. The Portfolio's five-year performance ranked fourth among the 19 portfolios in the Lipper capital appreciation category. The Portfolio's average annual total return from its inception on August 1, 1988 through December 31, 1996 was 16.5%*, compared with 16.1% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Portfolio owns a diverse group of undervalued companies with superior business characteristics. A "superior" company, in our view, has a powerful competitive position, a well-thought-out business strategy, excellent earnings and high cash flow, and a shareholder-oriented management. We continue to find a number of undervalued quality companies in the insurance, banking and other financial services sectors. Our holdings of these companies represented more than one-third of the Portfolio's net assets at the end of the year. Each of the financial companies we own has a unique business franchise with competitive advantages, such as low-cost distribution, highly automated processing, dominant market share and/or high customer retention. In all cases, company management is focused on using the company's cash flow to increase shareholder value. Business results of these companies have continued to improve regardless of the interest rate environment. The five stocks which contributed most to the Portfolio's performance in the 1996 second half were ACE, Ltd., McDonnell Douglas Corp., Mid Ocean Ltd., Federal Home Loan Mortgage Corp. (Freddie Mac) and Citicorp. With the exception of McDonnell Douglas, all are financial services companies.

     Apart from financial services stocks, one of our newly established investments in the second half of 1996 was McDonald's Corp., the fast-food chain. We like McDonald's because its undisputed leadership in overseas markets gives it the opportunity to invest very large sums of money at high long-term returns. We believe these favorable returns are momentarily masked by the startup expenses associated with the rapid growth of new stores. As a result, this quality stock is available at an attractive price.

     Other new positions in the half were Armstrong World Industries, Inc., Canadian Pacific, Ltd., Carnival Corp., CSX Corp., General Re Corp., OrNda Healthcorp (an inexpensive way to increase our investment in Tenet Healthcare Corp., which is acquiring OrNda in a friendly transaction) and Tenneco, Inc. We added to existing positions in ACE, Ltd., Caterpillar, Inc., Columbia/HCA Healthcare Corp., R.R. Donnelley & Sons Co., EXEL Ltd., Hercules, Inc. and Lucas Varity PLC (ADRs).

     During the half, we eliminated the Portfolio's holdings of AlliedSignal, Inc., American Express Co., Norfolk Southern Corp. and Transamerica Corp. Reductions included Electronic Arts, Inc., Federal Home Loan Mortgage Corp. and Mid Ocean Ltd.

     As of December 31, 1996, assets were allocated 88% to common stocks and 12% to cash and cash equivalents. The Portfolio's five largest equity positions at the end of the year were ACE, Ltd., a Bermuda-based provider of excess liability insurance, representing 4.8% of the Portfolio's net assets; EXEL Ltd., a strongly capitalized specialty insurance company, also based in Bermuda, 4.7% of net assets; Wells Fargo & Co., a leading bank in the Western United States, 4.1% of net assets; Caterpillar, Inc., which manufactures earth-moving equipment and diesel engines, 3.4% of net assets; and Citicorp, a leading bank, 3.4% of net assets.

     Major industry positions were in the insurance sector, 23.2% of the Portfolio's net assets; banking, 7.5% of net assets; miscellaneous financial services, 5.7% of net assets; transportation, 5.3% of net assets; and manufacturing, 4.9% of net assets.
---------------

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
        OCC ACCUMULATION TRUST EQUITY PORTFOLIO FROM INCEPTION (8/1/88)*
              THROUGH 12/31/96 AND TOTAL RETURN ON S&P 500 INDEX+

             Measurement Period
           (Fiscal Year Covered)                  Equity Portfolio        S & P 500 Index *
8/1/88                                                          10000                    10000
12/31/88                                                        10190                    10383
12/31/89                                                        12500                    13673
12/31/90                                                        12223                    13249
12/31/91                                                        16038                    17285
12/31/92                                                        18909                    18602
12/31/93                                                        20393                    20475
12/31/94                                                        21171                    20746
12/31/95                                                        29396                    28542
12/31/96                                                        36264                    35095

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
+with dividends.
The performance graph does not reflect charges imposed by the Variable Accounts.

                              SMALL CAP PORTFOLIO

     The Small Cap Portfolio delivered a total return of 18.7% in 1996, exceeding the total return of 16.5% for the Russell 2000 Index with dividends included (Russell 2000), a widely followed benchmark which includes smaller capitalization stocks. The Portfolio invests in undervalued smaller companies with strong competitive positions, high returns on capital and shareholder-oriented managements. Its favorable relative performance in 1996 was achieved despite having a relatively high cash position during the year.

     The Portfolio's performance for the year was slightly behind the 19.9% average total return for the small company growth funds in Lipper's Variable Insurance Products Performance Analysis Service Report. It ranked 23rd among the 40 funds in this Lipper universe. As the small cap market became less speculative in the second half of the year, the Portfolio significantly outperformed the market and its peers. It provided a total return of 9.4% in the 1996 second half compared with 5.6% for the Russell 2000, and its return of 6.5% in the fourth quarter compared with an average of 1.8% for the funds in the Lipper small company growth funds category.

     For the five years ended December 31, 1996, the Portfolio provided an average annual total return of 14.5%*, compared with the 15.6% average annual total return for the Russell 2000. The Portfolio's five-year performance was third among eight funds in the Lipper small company growth funds category. From its inception on August 1, 1988 through December 31, 1996, the Portfolio generated an average annual total return of 14.7%*, exceeding the 13.0% average annual total return for the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     We invest in smaller companies for long-term growth. Even when the small cap market reached a high speculative pitch in the first half of 1996, we did not stray from our value style. By being disciplined, patient investors, we seek to outperform the Russell 2000 and provide excellent returns for investors with below-market risk.

     We continue to find excellent smaller companies available at reasonable valuations. Vital Signs, Inc., one of the Portfolio's newer investments, is an example. The company manufactures consumable medical products, such as face masks and breathing circuits, used in anesthesia, respiratory and critical care applications. Even at a time of cost pressures in the health care market, we own the stock because of its high returns (28% cash flow on operating assets), strong new product program and long-term contracts with hospital supply groups. Like many of our portfolio companies, it holds leading market shares in its products, and this provides competitive advantages. Also like many, it is increasing shareholder value by using cash to repurchase stock. Moreover, in a consolidating industry, Vital Signs is acquiring products which it can sell through its distribution channels at only modest additional distribution cost. All in all, this is an outstanding company with high insider ownership, which we believe results in the interests of management being aligned with those of shareholders, strong new product flow and a reasonable valuation (about 15 times estimated fiscal 1997 earnings).

     In addition to our investment in Vital Signs, we established new positions during the second half in such stocks as American Radio Systems Corp., Dal-Tile International, Inc., Jason, Inc., Tracor, Inc. and Wang Laboratories, Inc. We reduced or eliminated the Portfolio's holdings of Capitol American Financial Corp., Martin Marietta Materials, Inc., Noble Drilling Co., Omnicom Group, Inc. and Singer Co. N.V.

     As of December 31, 1996, the Portfolio's net assets were allocated 83% to common stocks and securities convertible into common stocks and 17% to cash and cash equivalents. The five largest equity positions as of December 31, 1996 were Magellan Health Services, Inc., the largest behavioral health care company in the U.S., representing 4.3% of the Portfolio's net assets; BancTec, Inc., which provides automated processing systems to the banking industry, 3.8% of net assets; SpaceLabs, Inc., a medical devices company, 3.8% of net assets; EG&G, Inc., a supplier of technology products and services to manufacturers and end users in industry and government, 3.3% of net assets; and Wang Laboratories, Inc., a software developer, 3.0% of net assets. Major industry positions were in the insurance sector, 14.4% of net assets; electrical equipment, 10.6% of net assets; manufacturing, 8.0% of net assets; drugs and medical products, 5.9% of net assets; and energy, 5.1% of net assets.
---------------

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO FROM INCEPTION (8/1/88)*
            THROUGH 12/31/96 AND TOTAL RETURN ON RUSSELL 2000 INDEX+

             Measurement Period
           (Fiscal Year Covered)                Small Cap Portfolio       Russell 2000 Index
8/1/88                                                          10000                    10000
12/31/88                                                        10190                     9936
12/31/89                                                        12060                    11549
12/31/90                                                        10883                     9295
12/31/91                                                        16120                    13575
12/31/92                                                        19584                    16076
12/31/93                                                        23405                    19127
12/31/94                                                        23170                    18778
12/31/95                                                        26698                    24121
12/31/96                                                        31696                    28099

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
+with dividends.
The performance graph does not reflect charges imposed by the Variable Accounts.

                               MANAGED PORTFOLIO

     Continuing its superior long-term performance, the Managed Portfolio provided a total return of 22.8% in 1996. This return was slightly below the total return of 23.0% for the Standard & Poor's 500 Index with dividends included (S&P 500), an unmanaged index of 500 of the largest corporations weighted by market capitalization, and substantially above the 13.9% average total return of the funds in Lipper's Variable Insurance Products Performance Analysis Service Report flexible portfolio funds category. The Portfolio ranked fifth among the 76 funds in this Lipper universe.

     The Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression.

     The Portfolio has delivered consistently excellent returns over time. For the five years ended December 31, 1996, the Portfolio's average annual total return of 19.1%* exceeded the 15.2% average annual total return of the S&P 500. This five-year performance was second best among the 54 flexible portfolio funds in the Lipper universe. From inception on August 1, 1988 through December 31, 1996, the Portfolio delivered an average annual total return of 20.1%*, surpassing the 16.1% average annual total return for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     Our investment philosophy is based on the concept that the single most important determinant of whether a stock will increase in value is the rate of return on invested capital within the company. We believe companies with high returns can increase their value for extended periods. We therefore look for companies with above-average returns where those returns are protected by strong competitive positions, and we want to buy those companies at what we consider to be reasonable prices.

     The Portfolio has been a long-term investor in McDonnell Douglas Corp., its second largest position at the end of the year. In December 1996, Boeing Co. reached agreement to acquire McDonnell Douglas in a friendly transaction. We believe the deal is good for both companies. Boeing will acquire the production capacity, technical skills and products of McDonnell Douglas, while McDonnell Douglas shareholders will receive a significant premium over market. The transaction is expected to close late in the 1997 first quarter or early in the second.

     The Portfolio has substantial holdings of high-quality financial services stocks, including banks and insurance companies. These companies, including Wells Fargo & Co., Federal Home Loan Mortgage Corp. (Freddie Mac) and Citicorp, are positioned for higher earnings in 1997 and 1998 and, on top of that, are increasing value by repurchasing shares.

     Because we tend to hold stocks for the long term, rather than trading in and out of the market, there was relatively little portfolio activity in the 1996 second half. We established new positions in ACE, Ltd., Caterpillar, Inc., R.R. Donnelley & Sons Co., McDonald's Corp. and Tele-Communications, Inc. (Class
A). We sold the Portfolio's investments in Mellon Bank Corp. and Reebok International Ltd. and reduced its position in Intel Corp., among others.

     At year end, the Portfolio's net assets were allocated 86% to common stocks and securities convertible into common stocks, 1% to Treasury notes and bonds, and 13% to cash and equivalents. The five largest equity positions were: Wells Fargo & Co., a leading bank in the Western United States, representing 6.1% of the Portfolio's net assets; McDonnell Douglas Corp., the nation's largest manufacturer of military aircraft and an important competitor in commercial aircraft, 5.3% of net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 4.7% of net assets; Citicorp, a leading bank and financial services company, 4.6% of net assets; and du Pont (E. I.) de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified businesses, 4.3% of net assets.

     Major industry positions were in the banking sector, 12.3% of the Portfolio's net assets; miscellaneous financial services, 12.1% of net assets; chemicals, 8.4% of net assets; aerospace and defense, 7.5% of net assets; and insurance, 6.6% of net assets.
---------------

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       OCC ACCUMULATION TRUST MANAGED PORTFOLIO FROM INCEPTION (8/1/88)*
              THROUGH 12/31/96 AND TOTAL RETURN ON S&P 500 INDEX+

             Measurement Period
           (Fiscal Year Covered)                 Managed Portfolio          S&P 500 Index
8/1/88                                                          10000                    10000
12/31/88                                                        10440                    10383
12/31/89                                                        13839                    13673
12/31/90                                                        13336                    13249
12/31/91                                                        19458                    17285
12/31/92                                                        23098                    18602
12/31/93                                                        25498                    20475
12/31/94                                                        26165                    20746
12/31/95                                                        38083                    28542
12/31/96                                                        46755                    35095

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
+with dividends.
The performance graph does not reflect charges imposed by the Variable Accounts.

                                 BOND PORTFOLIO

     The Bond Portfolio invests in a diversified group of quality debt securities, corporate and government. Reflecting the bond market's weakness in 1996, the Portfolio had a total return (dividends paid and change in net asset value assuming the reinvestment of dividends) of 2.2% in the year. This compared with the total return of 3.6% for the Lehman Brothers Aggregate Bond Index (Aggregate Index), a widely followed benchmark. The Portfolio's performance was 29th among the 35 corporate bond funds/BBB-rated in Lipper's Variable Insurance Products Performance Analysis Service Report.

     In the five years ended December 31, 1996, the Portfolio produced an average annual total return of 5.5%*, versus 7.4% for the Aggregate Index. Since its inception on August 1, 1988, the Portfolio has generated an average annual total return of 7.2%*. These returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     A proposal has been made to substitute shares of the U.S. Government Income Portfolio of the OCC Accumulation Trust for shares of the Bond Portfolio. It is anticipated that necessary approvals will be granted and the substitution will be completed late in the first quarter of 1997.

     As of December 31, 1996, the Bond Portfolio was invested 26% in corporate notes and bonds, 35% in mortgage-related securities, 36% in Treasury notes and bonds, and 3% in other assets. We maintained a defensive investment posture throughout the 1996 first half by keeping the Portfolio's average maturity relatively short, then increased the average maturity in the second half of the year to capture higher yields. The effective average maturity of the Portfolio was approximately 7.4 years as of December 31, 1996.

---------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of $3,756,161 of the Bond Portfolio immediately after the transaction were entirely in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Bond Portfolio of the Present Trust reflect the performance of the Bond Portfolio of the Old Trust.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
          OCC ACCUMULATION TRUST BOND PORTFOLIO FROM INCEPTION (8/1/88)*
        THROUGH 12/31/96 AND TOTAL RETURN ON LEHMAN AGGREGATE BOND INDEX+

             Measurement Period                                         Lehman B
           (Fiscal Year Covered)                   Bond Portfolio             Bond Index
8/1/88                                                          10000                    10000
12/31/88                                                        10000                    10249
12/31/89                                                        11022                    11738
12/31/90                                                        11910                    12789
12/31/91                                                        13747                    14836
12/31/92                                                        14623                    15934
12/31/93                                                        15850                    17488
12/31/94                                                        15243                    16978
12/31/95                                                        17564                    20114
12/31/96                                                        17951                    20844

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
+with dividends.
The performance graph does not reflect charges imposed by the Variable Accounts.

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks maximum current income consistent with stability of principal and liquidity. The seven-day compounded yield of the Portfolio was 4.6% as of December 31, 1996. The average dollar-weighted portfolio maturity was 40 days.

     We manage the Portfolio conservatively, recognizing that shareholders of money market funds view liquidity and safety of principal as their most important objectives. Safety of principal is our first priority. Rather than subjecting the Money Market Portfolio to additional risk to achieve a higher return, we maintain a rigorous approach to analyzing and investing in quality credits. These include the short-term securities of leading financial institutions and industrial companies in the United States and abroad, as well as marketable obligations of the United States Government, its agencies and instrumentalities. As of December 31, 1996, 72% of the Portfolio's assets were allocated to short-term corporate notes, with the remaining assets invested in U.S. Government agency securities.

     Investments in the Money Market Portfolio are not insured or guaranteed by the U.S. Government. There is no assurance that the Portfolio will maintain a stable net asset value.

                        U.S. GOVERNMENT INCOME PORTFOLIO

     The U.S. Government Income Portfolio is intended for investors seeking high cash returns from investments in government securities. In 1996, a challenging year for bond investors, the Portfolio performed well versus its peers. The Portfolio had a total return (dividends paid and change in net asset value assuming the reinvestment of dividends) of 3.0%, compared with a total return of 4.1% for the Lehman Brothers Intermediate Government Bond Index (Lehman Index) and an average total return of 2.6% for the U.S. Government funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio's performance was 11th among the 34 funds in this Lipper universe.

     The Portfolio provided an average annual total return of 8.0% from its inception on January 3, 1995 through December 31, 1996, versus an average annual total return of 9.1% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. These issues are considered to carry the least credit risk. The Portfolio invests primarily in intermediate-term securities and places a priority on maintaining a relatively stable net asset value (NAV) per share.

     At the end of December 1996, the Portfolio's assets were allocated 62% to U.S. Government agency securities, 36% to U.S. Treasury securities and 2% to cash and cash equivalents. We increased the Portfolio's holdings of agency securities in the second half because of their attractive yields relative to Treasuries.

     Early in the year, when the bond market was weak, we kept the Portfolio's average maturity relatively short to preserve capital. Prices of shorter maturities tend to fall less than those of longer maturities in a declining market. By year end, we had lengthened maturities somewhat to capitalize on higher yields for intermediate term securities. The average maturity of the Portfolio's investments was approximately 3.8 years as of December 31, 1996.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
OCC ACCUMULATION TRUST U.S. GOVERNMENT INCOME PORTFOLIO FROM INCEPTION (1/3/95)
   THROUGH 12/31/96 AND TOTAL RETURN ON LEHMAN INTERMEDIATE GOV'T BOND INDEX*

             MEASUREMENT PERIOD                U.S. GOVERNMENT INCOME    LEHMAN INTERMEDIATE
           (FISCAL YEAR COVERED)                     PORTFOLIO            GOV'T. BOND INDEX
1/3/95                                                          10000                    10000
12/31/95                                                        11313                    11441
12/31/96                                                        11655                    11906

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* with dividends.
The performance graph does not reflect charges imposed by the Variable Accounts.

                            GLOBAL EQUITY PORTFOLIO

     The Global Equity Portfolio seeks long-term growth by investing in quality, undervalued stocks around the world. Although international equities as a class trailed the U.S. stock market in 1996, we outperformed our benchmark, Morgan Stanley Capital International's World Index in U.S. dollars with dividends net of local taxes included (World Index). The Portfolio provided a total return of 15.0%, compared with 13.5% for the World Index. The Portfolio's performance was 26th among the 34 global funds in Lipper's Variable Insurance Products Performance Analysis Service Report.

     Recognizing that U.S. stocks will outperform international equities in some years, and vice-versa, global diversification is an effective tool to control risk and maximize returns over time. We formed the Portfolio on March 1, 1995 to capitalize on investment opportunity wherever it may exist. From its inception through December 31, 1996, the Portfolio's average annual total return of 18.5% compared with 18.7% for the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     As of December 31, 1996, net assets were allocated 50% to international stocks, 37% to U.S. stocks, 1% to international securities convertible into common stocks and 12% to foreign and domestic cash and cash equivalents. The largest investment positions outside the United States were in Japan, the United Kingdom, France and Sweden.

     The U.S. portion of the Portfolio is invested in undervalued companies with high cash flow and strong niche business positions, such as Wells Fargo & Co. and Federal Home Loan Mortgage Corp. (Freddie Mac). In buying international equities, we apply the same value disciplines we have used for years in the United States. Our philosophy is to select stocks one at a time based on superior business characteristics and reasonable market valuations.

     In outperforming the World Index in 1996, the Portfolio benefited from its overweighting versus the World Index in Europe, where markets were generally strong. We see many investment opportunities in Europe. The European corporate sector is changing rapidly as companies restructure to improve their performance and increase shareholder value. This has, in turn, attracted global investors, helping drive equity prices higher in the past year. We believe the changes taking place in Europe fit well with our value investment style. During the second half, we established a new position in SGS Thomson, a French-Italian company which is emerging as the dominant global player in dedicated semiconductors for specialized applications, and added to our holdings of SAP, the German software company. We eliminated Schering, the German pharmaceuticals company, when it reached our target price.

     The Portfolio is underweighted in Japan versus the World Index, and this too helped our performance, given the continued weakness of the Japanese market in 1996. We further reduced the Portfolio's Japanese holdings in the 1996 second half, taking profits on several Japanese pharmaceutical companies because of impending pharmaceuticals price cuts. We also sold Mitsubishi Motors because we were not satisfied with the company's performance.

     The Portfolio's investments in Japan are focused on superior businesses that are reasonably valued by world standards, not by lofty Japanese standards. In the half, we established a new position in Sony, which we expect to be a global winner in the move to electronics in the home, and added to Honda. We are playing the "new" Japan in finance by avoiding the large banks and investing in specialty finance companies, such as Credit Saison, a credit card company with low credit losses and a high return on capital.

     We are increasing the Portfolio's investments in Canada, where we find attractive value at this time. New positions in the second half included Canadian Pacific, Ltd. and Precision Drilling. The latter is the dominant oil service company in the Mackenzie basin, one of the great natural gas provinces in North America.

     We remain highly selective in our emerging market investments, being approximately market weighted in Latin America and underweighted in Asia.

     The Portfolio's largest international holdings as of December 31, 1996 were ACE, Ltd., a Bermuda-based provider of excess directors and officers liability insurance, 4.3% of net assets; OY Nokia, AB, a Finnish telecommunications equipment company, 1.4% of net assets; Novartis AG, a Swiss-based pharmaceutical company, 1.0% of net assets; Atlas Copco AB, a Swedish-based manufacturer of compressors, 0.9% of net assets; and Canon, Inc., a Japanese manufacturer of precision electronics, 0.9% of net assets.

     The Portfolio's largest U.S. equity holdings were McDonnell Douglas Corp., the largest U.S. manufacturer of military aircraft and an important competitor in commercial aircraft, representing 4.7% of the Portfolio's net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 3.9% of net assets; Wells Fargo & Co., a leading bank in the Western United States, 3.7% of net assets; du Pont (E. I.) de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified businesses, 2.8% of net assets; and Tenneco, Inc., an industrial company focused on growth sectors of the automotive parts and packaging businesses, 2.7% of net assets.

     Major industry positions were in the banking sector, 11.7% of net assets; insurance, 6.5% of net assets; aerospace, 6.3% of net assets; miscellaneous financial services, 5.9% of net assets; and chemicals, 5.7% of net assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
     OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO FROM INCEPTION (3/1/95)

  THROUGH 12/31/96 AND TOTAL RETURN ON MORGAN STANLEY INT'L WORLD STOCK INDEX*
             MEASUREMENT PERIOD                    GLOBAL EQUITY         MORGAN
           (FISCAL YEAR COVERED)                     PORTFOLIO            WORLD STOCK INDEX*
3/1/95                                                          10000                    10000
12/31/95                                                        11886                    12086
12/31/96                                                        13671                    13715

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
*with dividends.
The performance graph does not reflect charges imposed by the Variable Accounts.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

PRINCIPAL
 AMOUNT                                                                                VALUE
---------                                                                           -----------
            U.S. GOVERNMENT AGENCY NOTE - 1.6%
$ 320,000   Federal Home Loan Bank, 5.19%, 1/9/97(cost-$319,631)..................  $   319,631
                                                                                     ----------

            SHORT-TERM CORPORATE NOTES - 12.9%
            AUTOMOTIVE - 4.5%
$ 900,000   Ford Motor Credit Co., 5.40%, 1/28/97.................................  $   896,355
                                                                                     ----------
            MISCELLANEOUS FINANCIAL SERVICES - 5.6%
  470,000   Household Finance Corp., 5.34%, 1/7/97................................      469,582
  640,000   Prudential Funding Corp., 5.62%, 1/8/97...............................      639,301
                                                                                     ----------
                                                                                      1,108,883
                                                                                     ----------
            TECHNOLOGY - 2.8%
            IBM Credit Corp.,
  155,000   5.22%, 1/7/97.........................................................      154,865
  290,000   5.32%, 1/7/97.........................................................      289,743
  118,000   5.46%, 1/7/97.........................................................      117,892
                                                                                     ----------
                                                                                        562,500
                                                                                     ----------
            Total Short-Term Corporate Notes (cost-$2,567,738)....................  $ 2,567,738
                                                                                     ----------

 SHARES
 ------
            COMMON STOCKS - 87.5%
            AEROSPACE/DEFENSE - 4.7%
    5,000   Lockheed Martin Corp. ................................................     $457,500
    7,494   McDonnell Douglas Corp................................................      479,616
                                                                                     ----------
                                                                                        937,116
                                                                                     ----------
            BANKING - 7.5%
    6,556   Citicorp..............................................................      675,268
    3,033   Wells Fargo & Co. ....................................................      818,152
                                                                                     ----------
                                                                                      1,493,420
                                                                                     ----------
            CHEMICALS - 3.6%
    2,000   du Pont (E.I.) de Nemours & Co. ......................................      188,750
    7,698   Hercules, Inc. .......................................................      332,939
    4,910   Monsanto Co. .........................................................      190,876
                                                                                     ----------
                                                                                        712,565
                                                                                     ----------
            CONGLOMERATES - 2.8%
    2,156   General Electric Co. .................................................      213,174
    7,500   Tenneco, Inc.*........................................................      338,437
                                                                                     ----------
                                                                                        551,611
                                                                                     ----------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

 SHARES                                                                                VALUE
 ------                                                                             ----------
            COMMON STOCKS (CONTINUED)
            CONSUMER PRODUCTS - 2.1%
    3,844   Avon Products, Inc....................................................  $   219,589
    6,843   Mattel, Inc. .........................................................      189,893
                                                                                     ----------
                                                                                        409,482
                                                                                     ----------
            DRUGS & MEDICAL PRODUCTS - 3.1%
   14,042   Becton, Dickinson & Co. ..............................................      609,072
                                                                                     ----------
            ELECTRONICS - 2.7%
    7,038   Arrow Electronics, Inc.*..............................................      376,533
    5,000   Electronic Arts, Inc.*................................................      149,687
                                                                                     ----------
                                                                                        526,220
                                                                                     ----------
            ENERGY - 1.4%
      698   El Paso Natural Gas Co. ..............................................       35,224
    4,996   Triton Energy Ltd.*...................................................      242,306
                                                                                     ----------
                                                                                        277,530
                                                                                     ----------
            ENTERTAINMENT - .1%
    1,700   TCI Satellite Entertainment, Inc.*....................................       16,787
                                                                                     ----------
            FOOD SERVICES - 2.4%
   10,500   McDonald's Corp. .....................................................      475,125
                                                                                     ----------
            HEALTH & HOSPITALS - 4.8%
   12,000   Columbia/HCA Healthcare Corp. ........................................      489,000
    5,000   OrNda HealthCorp.*....................................................      146,250
   14,000   Tenet Healthcare Corp.*...............................................      306,250
                                                                                     ----------
                                                                                        941,500
                                                                                     ----------
            INSURANCE - 23.2%
   15,700   ACE Ltd. .............................................................      943,963
    7,372   AFLAC, Inc. ..........................................................      315,153
    3,262   American International Group, Inc. ...................................      353,112
   17,000   Everest Reinsurance Holdings, Inc. ...................................      488,750
   24,452   EXEL Ltd. ............................................................      926,119
    2,000   General Re Corp. .....................................................      315,500
   10,000   Mid Ocean Ltd. .......................................................      525,000
    4,579   Progressive Corp. (Ohio)..............................................      308,510
   13,000   RenaissanceRe Holdings Ltd. ..........................................      429,000
                                                                                     ----------
                                                                                      4,605,107
                                                                                     ----------
            LEISURE - 2.3%
   14,000   Carnival Corp. .......................................................      462,000
                                                                                     ----------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

 SHARES                                                                                VALUE
 ------                                                                             ----------
            COMMON STOCKS (CONTINUED)
            MACHINERY/ENGINEERING - 3.4%
    9,000   Caterpillar, Inc. ....................................................  $   677,250
                                                                                     ----------
            MANUFACTURING - 4.9%
    3,000   Armstrong World Industries, Inc. .....................................      208,500
   17,560   LucasVarity Corp. PLC ADR*............................................      667,280
    8,000   Shaw Industries, Inc. ................................................       94,000
                                                                                     ----------
                                                                                        969,780
                                                                                     ----------
            METALS & MINING - .3%
    2,145   Freeport McMoRan Copper & Gold (Class B)..............................       64,082
                                                                                     ----------
            MISCELLANEOUS FINANCIAL SERVICES - 5.7%
   19,912   Countrywide Credit Industries, Inc. ..................................      569,981
    5,155   Federal Home Loan Mortgage Corp. .....................................      567,694
                                                                                     ----------
                                                                                      1,137,675
                                                                                     ----------
            PRINTING/PUBLISHING - 1.7%
   11,000   Donnelley (R.R.) & Sons Co. ..........................................      345,125
                                                                                     ----------
            RETAIL - 2.6%
   10,888   May Department Stores Co. ............................................      509,014
                                                                                     ----------
            TELECOMMUNICATIONS - 2.9%
    6,000   Sprint Corp. .........................................................      239,250
   25,000   Tele-Communications, Inc. (Class A)*..................................      326,563
                                                                                     ----------
                                                                                        565,813
                                                                                     ----------
            TRANSPORTATION - 5.3%
    4,300   AMR Corp.*............................................................      378,938
   13,000   Canadian Pacific Ltd. ................................................      344,500
    8,000   CSX Corp. ............................................................      338,000
                                                                                     ----------
                                                                                      1,061,438
                                                                                     ----------
            Total Common Stocks (cost - $13,605,569)..............................  $17,347,712
                                                                                     ----------
           Total Investments (cost - $16,492,938)......................  102.0%     $20,235,081
           Other Liabilities in Excess of Other Assets.................   (2.0)        (392,083)
                                                                         -----      -----------
           Total Net Assets............................................  100.0%     $19,842,998
                                                                         =====      ===========

---------------

* Non-income producing security.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost - $16,492,938)......................................  $20,235,081
Cash............................................................................      114,721
Dividends receivable............................................................       17,264
Receivable from fund shares sold................................................       10,703
Other assets....................................................................          883
                                                                                  -----------
  Total Assets..................................................................   20,378,652
                                                                                  -----------

LIABILITIES
Payable for investments purchased...............................................      494,608
Investment advisory fee payable.................................................       18,017
Payable for fund shares redeemed................................................        6,182
Other payables and accrued expenses.............................................       16,847
                                                                                  -----------
  Total Liabilities.............................................................      535,654
                                                                                  -----------

  Total Net Assets..............................................................  $19,842,998
                                                                                  ===========

NET ASSETS
Par value ($.01 per share)......................................................  $     6,598
Paid-in-capital in excess of par................................................   15,232,928
Accumulated undistributed net investment income.................................      188,895
Accumulated undistributed net realized gain on investments......................      672,434
Net unrealized appreciation on investments......................................    3,742,143
                                                                                  -----------

  Total Net Assets..............................................................  $19,842,998
                                                                                  ===========

Fund shares outstanding.........................................................      659,810
                                                                                  -----------

Net asset value per share.......................................................  $     30.07
                                                                                  ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends......................................................................  $  185,285
  Interest.......................................................................     137,420
                                                                                   ----------
     Total investment income.....................................................     322,705
                                                                                   ----------

OPERATING EXPENSES
  Investment advisory fees (note 2A).............................................     109,507
  Custodian fees (note 1G).......................................................      16,342
  Auditing, consulting and tax return preparation fees...........................      10,185
  Transfer and dividend disbursing agent fees....................................       9,252
  Reports and notices to shareholders............................................       3,011
  Legal fees.....................................................................       2,206
  Miscellaneous..................................................................       4,221
                                                                                   ----------
     Total operating expenses....................................................     154,724
     Less: Investment advisory fees waived (note 2A).............................     (18,150)
     Less: Expense offset arrangement (note 1G)..................................      (2,764)
                                                                                   ----------
          Net operating expenses.................................................     133,810
                                                                                   ----------
          Net investment income..................................................     188,895
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized gain on investments...............................................     672,433

  Net change in unrealized appreciation (depreciation) on investments............   2,218,378
                                                                                   ----------

     Net realized gain and change in unrealized appreciation (depreciation) on
      investments................................................................   2,890,811
                                                                                   ----------

Net increase in net assets resulting from operations.............................  $3,079,706
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED            YEAR ENDED
                                                             DECEMBER 31, 1996     DECEMBER 31, 1995
                                                             -----------------     -----------------
OPERATIONS
Net investment income......................................     $   188,895           $   111,781
Net realized gain on investments...........................         672,433               233,302
Net change in unrealized appreciation (depreciation) on
  investments..............................................       2,218,378             1,628,793
                                                                -----------            ----------
  Net increase in net assets resulting from operations.....       3,079,706             1,973,876
                                                                -----------            ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income......................................        (111,781)              (20,888)
Net realized gains.........................................        (223,969)                   --
                                                                -----------            ----------
  Total dividends and distributions to shareholders........        (335,750)              (20,888)
                                                                -----------            ----------
FUND SHARE TRANSACTIONS
Net proceeds from sales....................................       9,184,397             3,630,236
Reinvestment of dividends and distributions................         335,750                20,888
Cost of shares redeemed....................................      (1,457,087)             (849,386)
                                                                -----------            ----------
  Net increase in net assets from fund share
     transactions..........................................       8,063,060             2,801,738
                                                                -----------            ----------
     Total increase in net assets..........................      10,807,016             4,754,726
NET ASSETS
Beginning of year..........................................       9,035,982             4,281,256
                                                                -----------            ----------
End of year (including undistributed net investment income
  of $188,895 and $111,781, respectively)..................     $19,842,998           $ 9,035,982
                                                                ===========            ==========
SHARES ISSUED AND REDEEMED
Issued.....................................................         339,540               161,702
Issued in reinvestment of dividends and distributions......          13,029                 1,074
Redeemed...................................................         (53,448)              (38,368)
                                                                -----------            ----------
  Net increase.............................................         299,121               124,408
                                                                ===========            ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust) was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U. S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED) which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital or tax return of capital. At December 31, 1996, the Portfolio did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter.

     The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expense offsets) of average daily net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the year ended December 31, 1996 amounted to $14,116, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $5,743.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term securities, were $11,763,936 and $4,337,943, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $3,901,280, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $159,137 and net unrealized appreciation for Federal income tax purpose is $3,742,143. Federal income tax cost basis of portfolio securities is $16,492,938 at December 31, 1996.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(5) SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                             YEAR ENDED            YEAR ENDED         SEPTEMBER 16, 1994(1)
                                          DECEMBER 31, 1996     DECEMBER 31, 1995     TO DECEMBER 31, 1994
                                          -----------------     -----------------     ---------------------
Net asset value, beginning of period....     $     25.05           $     18.12             $     18.57
                                                --------               -------                 -------
Income from investment operations:
Net investment income...................            0.21                  0.31                    0.09
Net realized and unrealized gain (loss)
  on investments........................            5.52                  6.71                   (0.54)
                                                --------               -------                 -------
  Total from investment operations......            5.73                  7.02                   (0.45)
                                                --------               -------                 -------
Dividends and distributions to
  shareholders:
Dividends to shareholders from net
  investment income.....................           (0.24)                (0.09)                     --
Distributions to shareholders from net
  realized capital gains................           (0.47)                   --                      --
                                                --------               -------                 -------
  Total dividends and distributions to
     shareholders.......................           (0.71)                (0.09)                     --
                                                --------               -------                 -------
Net asset value, end of period..........     $     30.07           $     25.05             $     18.12
                                                ========               =======                 =======
Total return(2).........................           23.4%                 38.9%                   (2.4%)
                                                ========               =======                 =======
Net assets, end of period...............     $19,842,998           $ 9,035,982             $ 4,281,256
                                                --------               -------                 -------
Ratio of net operating expenses to
  average net assets(6).................           0.93%(4,5)            0.72%                   0.72%(3)
                                                --------               -------                 -------
Ratio of net investment income to
  average net assets(6).................           1.29%(4)              1.74%                   1.80%(3)
                                                --------               -------                 -------
Portfolio turnover rate.................             36%                   31%                      6%
                                                --------               -------                 -------
Average commission rate.................     $    0.0588                    --                      --
                                                --------               -------                 -------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1996 were $14,669,645.

(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Equity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                                                               VALUE
----------                                                                          -----------
             U.S. GOVERNMENT AGENCY NOTE - .7%
$  230,000   Federal Home Loan Mortgage Corp., 5.23%, 1/2/97 (cost - $229,967)....  $   229,967
                                                                                    -----------

             SHORT-TERM CORPORATE NOTES - 16.8%
             AUTOMOTIVE - 2.5%
             Ford Motor Credit Co.,
$  345,000   5.40%, 1/28/97.......................................................  $   343,603
   500,000   5.62%, 1/2/97........................................................      499,922
                                                                                    -----------
                                                                                        843,525
                                                                                    -----------
             BANKING - 1.9%
   670,000   Norwest Financial, Inc., 5.51%, 1/22/97..............................      667,846
                                                                                    -----------
             CONGLOMERATES - 3.7%
 1,275,000   General Electric Capital Corp., 5.35%, 1/30/97.......................    1,269,505
                                                                                    -----------
             MACHINERY/ENGINEERING - 3.5%
 1,210,000   Deere (John) Capital Corp., 5.38%, 1/22/97...........................    1,206,203
                                                                                    -----------
             MISCELLANEOUS FINANCIAL SERVICES - 1.5%
   500,000   Beneficial Corp., 5.52%, 1/28/97.....................................      497,930
                                                                                    -----------
             TECHNOLOGY - 3.7%
             IBM Credit Corp.,
   370,000   5.31%, 1/6/97........................................................      369,727
   900,000   5.32%, 1/6/97........................................................      899,335
                                                                                    -----------
                                                                                      1,269,062
                                                                                    -----------
             Total Short-Term Corporate Notes (cost - $5,754,071).................  $ 5,754,071
                                                                                    -----------

             CORPORATE NOTE - .1%
             AUTOMOTIVE - .1%
$    2,148   Collins Industries, Inc., 8.75%, 1/11/00 (cost - $2,148).............  $     1,995
                                                                                    -----------

             CONVERTIBLE CORPORATE BOND - .1%
             REAL ESTATE - .1%
$   49,995   Security Capital Group, Inc., 12.00%, 6/30/14 (A)
             (cost - $45,364).....................................................  $    60,481
                                                                                    -----------

  SHARES
  ------
             CONVERTIBLE PREFERRED STOCK - .2%
             TRANSPORTATION - .2%
       825   Interpool, Inc., 5.75%, Conv. Pfd. (cost - $62,700)..................  $    84,150
                                                                                    -----------
             COMMON STOCKS - 82.2%
             ADVERTISING - 2.4%
    71,900   Katz Media Group, Inc.*..............................................  $   808,875
                                                                                    -----------
             AEROSPACE/DEFENSE - 1.2%
    19,000   Tracor, Inc.*........................................................      403,750
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
  ------                                                                            -----------
             COMMON STOCKS (CONTINUED)
             AUTOMOTIVE - 2.5%
    14,400   Borg-Warner Automotive, Inc..........................................  $   554,400
    45,000   Jason, Inc.*.........................................................      292,500
                                                                                    -----------
                                                                                        846,900
                                                                                    -----------
             BANKING - .5%
     6,800   First Financial Caribbean Corp. .....................................      188,700
                                                                                    -----------
             BUILDING & CONSTRUCTION - 1.0%
    16,400   Dal-Tile International, Inc.*........................................      334,150
                                                                                    -----------
             CHEMICALS - 1.1%
    10,500   McWhorter Technologies, Inc.*........................................      240,187
     9,800   Sybron Chemicals, Inc.*..............................................      156,800
                                                                                    -----------
                                                                                        396,987
                                                                                    -----------
             COMPUTER SERVICES - 3.8%
    63,867   BancTec, Inc.*.......................................................    1,317,257
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - 5.9%
     5,000   Dentsply International, Inc. ........................................      237,500
    62,800   SpaceLabs Medical, Inc.*.............................................    1,287,400
    19,700   Vital Signs, Inc. ...................................................      512,200
                                                                                    -----------
                                                                                      2,037,100
                                                                                    -----------
             ELECTRICAL EQUIPMENT - 10.6%
     9,200   Arrow Electronics, Inc.*.............................................      492,200
     5,300   AVX Corp. ...........................................................      113,950
    56,800   EG & G, Inc. ........................................................    1,143,100
    43,000   Exar Corp.*..........................................................      666,500
    19,100   Marshall Industries*.................................................      584,937
    27,720   Oak Industries, Inc.*................................................      637,560
                                                                                    -----------
                                                                                      3,638,247
                                                                                    -----------
             ENERGY - 5.1%
    17,948   Aquila Gas Pipeline Corp. ...........................................      284,924
     3,300   Belden & Blake Corp.*................................................       84,150
    10,000   Nuevo Energy Co.*....................................................      520,000
    21,300   Petroleum Heat & Power Company, Inc. (Class A).......................      135,788
     9,640   Seagull Energy Corp.*................................................      212,080
    12,500   St. Mary Land & Exploration Co. .....................................      310,938
     4,000   Triton Energy Ltd.*..................................................      194,000
                                                                                    -----------
                                                                                      1,741,880
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
  ------                                                                            -----------
             COMMON STOCKS (CONTINUED)
             HEALTH & HOSPITALS - 5.0%
    65,200   Magellan Health Services, Inc*.......................................  $ 1,458,850
    14,800   Summit Care Corp.*...................................................      242,350
                                                                                    -----------
                                                                                      1,701,200
                                                                                    -----------
             INSURANCE - 14.4%
     9,400   ACE Ltd. ............................................................      565,175
    38,100   Capsure Holdings Corp.*..............................................      433,388
    20,600   Delphi Financial Group, Inc. ........................................      607,700
    10,900   Everest Reinsurance Holdings, Inc. ..................................      313,375
    50,300   E.W. Blanch Holdings, Inc. ..........................................    1,012,287
    17,200   Gryphon Holdings, Inc. ..............................................      242,950
    17,000   Horace Mann Educators Corp. .........................................      686,375
     7,100   Protective Life Corp. ...............................................      283,112
    18,200   United Wisconsin Services, Inc. .....................................      477,750
     6,000   W.R. Berkley Corp. ..................................................      304,500
                                                                                    -----------
                                                                                      4,926,612
                                                                                    -----------
             MACHINERY/ENGINEERING - 2.1%
    30,200   United Dominion Industries, Ltd. ....................................      709,700
                                                                                    -----------
             MANUFACTURING - 8.0%
    13,600   Alltrista Corp.*.....................................................      350,200
   139,200   Baldwin Technology Co. (Class A)*....................................      348,000
     6,500   Briggs & Stratton Corp. .............................................      286,000
     4,500   Carlisle Companies, Inc. ............................................      272,250
    15,750   Crane Co. ...........................................................      456,750
    59,500   Easco, Inc. .........................................................      453,687
    31,200   Exabyte Corp.*.......................................................      417,300
     5,200   Greenfield Industries, Inc. .........................................      159,250
                                                                                    -----------
                                                                                      2,743,437
                                                                                    -----------
             MEDIA/BROADCASTING - .6%
     7,500   American Radio Systems Corp.*........................................      204,375
                                                                                    -----------
             PAPER PRODUCTS - 2.4%
   143,800   Repap Enterprises, Inc.*.............................................      399,944
    21,000   Shorewood Packaging Corp.*...........................................      409,500
                                                                                    -----------
                                                                                        809,444
                                                                                    -----------
             PRINTING & PUBLISHING - 2.9%
    15,300   International Imaging Materials, Inc.*...............................      348,075
    63,400   Nu-Kote Holdings, Inc. (Class A)*....................................      649,850
                                                                                    -----------
                                                                                        997,925
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
----------                                                                          -----------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE - 3.6%
    15,291   Cousins Properties, Inc. ............................................  $   430,059
        66   Security Capital Group, Inc. (A).....................................       82,156
    20,200   Security Capital Industrial Trust, Inc. .............................      431,775
    12,752   Security Capital Pacific Trust.......................................      291,702
                                                                                    -----------
                                                                                      1,235,692
                                                                                    -----------
             RETAIL - .4%
     8,500   Maxim Group, Inc.*...................................................      148,750
                                                                                    -----------
             TECHNOLOGY - 4.1%
    11,000   Channell Commercial Corp.*...........................................      136,125
     8,000   Unitrode Corp.*......................................................      235,000
    51,400   Wang Laboratories, Inc.*.............................................    1,040,850
                                                                                    -----------
                                                                                      1,411,975
                                                                                    -----------
             TELECOMMUNICATIONS - .6%
    10,100   ECI Telecom Ltd. ....................................................      214,625
                                                                                    -----------
             TEXTILES/APPAREL - 1.7%
    19,000   Westpoint Stevens, Inc. (Class A)*...................................      567,625
                                                                                    -----------
             TOBACCO/BEVERAGES/FOOD PRODUCTS - .2%
     6,000   Sylvan Foods Holdings, Inc.*.........................................       78,000
                                                                                    -----------
             TRANSPORTATION - 1.6%
    12,200   Interpool, Inc.......................................................      285,175
    13,100   MTL, Inc.*...........................................................      265,275
                                                                                    -----------
                                                                                        550,450
                                                                                    -----------
             OTHER - .5%
     6,150   McGrath RentCorp.....................................................      158,363
                                                                                    -----------

             Total Common Stocks (cost - $24,953,214).............................  $28,172,019
                                                                                    -----------
             Total Investments (cost - $31,047,464).......................  100.1%  $34,302,683
             Other Liabilities in Excess of other assets..................   (0.1)      (46,012)
                                                                            -----   -----------
             Total Net Assets.............................................  100.0%  $34,256,671
                                                                            =====   ===========

---------------
* Non-income producing security.

(A) Restricted securities (the Portfolio will not bear any costs, including those involved in registration under the securities act of 1933, in connection with the disposition of these securities):

                                                       DATE OF         PAR                  AVERAGE     FAIR VALUE AS OF
                    DESCRIPTION                      ACQUISITION     AMOUNT      SHARES      COST       DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------------
Security Capital Group, Inc. 12.00%, 6/30/14.......    9/16/94       $49,995        --       $  91           $   120
Security Capital Group, Inc. Common Stock..........    9/16/94            --        66         949             1,245

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost - $31,047,464)......................................  $34,302,683
Cash............................................................................        8,758
Dividends receivable............................................................        8,504
Interest receivable.............................................................        6,304
Receivable from fund shares sold................................................        1,397
Other assets....................................................................        1,207
                                                                                  -----------
  Total Assets..................................................................   34,328,853
                                                                                  -----------

LIABILITIES
Payable for fund shares redeemed................................................       27,274
Investment advisory fee payable.................................................       23,648
Other payables and accrued expenses.............................................       21,260
                                                                                  -----------
  Total Liabilities.............................................................       72,182
                                                                                  -----------
  Total Net Assets..............................................................  $34,256,671
                                                                                  ===========

NET ASSETS
Par value ($.01 per share)......................................................  $    15,153
Paid-in-capital in excess of par................................................   29,167,853
Accumulated undistributed net investment income.................................      226,925
Accumulated undistributed net realized gain on investments......................    1,591,521
Net unrealized appreciation on investments......................................    3,255,219
                                                                                  -----------
  Total Net Assets..............................................................  $34,256,671
                                                                                  ===========
Fund shares outstanding.........................................................    1,515,250
                                                                                  -----------
Net asset value per share.......................................................  $     22.61
                                                                                  ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends......................................................................  $  227,354
  Interest.......................................................................     199,837
                                                                                   ----------
     Total investment income.....................................................     427,191
                                                                                   ----------

OPERATING EXPENSES
  Investment advisory fees (note 2A).............................................     165,735
  Custodian fees (note 1G).......................................................      22,883
  Auditing, consulting and tax return preparation fees...........................      10,309
  Transfer and dividend disbursing agent fees....................................       9,357
  Trustees' fees and expenses....................................................       5,702
  Reports and notices to shareholders............................................       3,914
  Legal fees.....................................................................       3,048
  Miscellaneous..................................................................       1,770
                                                                                   ----------
     Total operating expenses....................................................     222,718

     Less: Investment advisory fees waived (note 2A).............................     (17,823)

     Less: Expense offset arrangement (note 1G)..................................      (4,629)
                                                                                   ----------

          Net operating expenses.................................................     200,266
                                                                                   ----------

          Net investment income..................................................     226,925
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

  Net realized gain on investments...............................................   1,679,412

  Net change in unrealized appreciation (depreciation) on investments............   2,142,715
                                                                                   ----------

     Net realized gain and change in unrealized appreciation (depreciation) on
      investments................................................................   3,822,127
                                                                                   ----------

Net increase in net assets resulting from operations.............................  $4,049,052
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED            YEAR ENDED
                                                             DECEMBER 31, 1996     DECEMBER 31, 1995
                                                             -----------------     -----------------
OPERATIONS
Net investment income......................................     $   226,925           $   211,870
Net realized gain on investments...........................       1,679,412               456,809
Net change in unrealized appreciation (depreciation) on
  investments..............................................       2,142,715             1,189,804
                                                                -----------           -----------
     Net increase in net assets resulting from
       operations..........................................       4,049,052             1,858,483
                                                                -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income......................................        (211,870)              (29,623)
Net realized gains.........................................        (544,700)              (26,352)
                                                                -----------           -----------
     Total dividends and distributions to shareholders.....        (756,570)              (55,975)
                                                                -----------           -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales....................................      17,604,938             7,801,061
Reinvestment of dividends and distributions................         756,533                55,975
Cost of shares redeemed....................................      (3,401,674)           (2,865,595)
                                                                -----------           -----------
     Net increase in net assets from fund share
       transactions........................................      14,959,797             4,991,441
                                                                -----------           -----------

          Total increase in net assets.....................      18,252,279             6,793,949

NET ASSETS
Beginning of year..........................................      16,004,392             9,210,443
                                                                -----------           -----------

End of year (including undistributed net investment income
  of $226,925 and $211,870, respectively)..................     $34,256,671           $16,004,392
                                                                ===========           ===========

SHARES ISSUED AND REDEEMED
Issued.....................................................         837,586               427,444
Issued in reinvestment of dividends and distributions......          38,520                 3,289
Redeemed...................................................        (164,530)             (156,903)
                                                                -----------           -----------
     Net increase..........................................         711,576               273,830
                                                                ===========           ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust) was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U. S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED) principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital or tax return of capital. At December 31, 1996, the Portfolio did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter.

     The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expense offsets) of average daily net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the year ended December 31, 1996 amounted to $52,990, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $23,565.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term securities, were $20,565,700 and $9,055,696, respectively.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $3,909,842, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $663,423, and net unrealized appreciation for Federal income tax purposes is $3,246,419. Federal income tax cost basis of portfolio securities is $31,056,264 at December 31, 1996.

(5) SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                             YEAR ENDED            YEAR ENDED         SEPTEMBER 16, 1994(1)
                                          DECEMBER 31, 1996     DECEMBER 31, 1995     TO DECEMBER 31, 1994
                                          -----------------     -----------------     ---------------------
Net asset value, beginning of period....     $     19.91           $     17.38             $     17.49
                                             -----------           -----------              ----------

Income from investment operations:
Net investment income...................            0.14                  0.26                    0.06
Net realized and unrealized gain (loss)
  on investments........................            3.45                  2.37                   (0.17)
                                             -----------           -----------              ----------
  Total from investment operations......            3.59                  2.63                   (0.11)
                                             -----------           -----------              ----------

Dividends and distributions to
  shareholders:
Dividends to shareholders from net
  investment income.....................           (0.25)                (0.05)                     --
Distributions to shareholders from net
  realized capital gains................           (0.64)                (0.05)                     --
                                             -----------           -----------              ----------
  Total dividends and distributions to
     shareholders.......................           (0.89)                (0.10)                     --
                                             -----------           -----------              ----------

Net asset value, end of period..........     $     22.61           $     19.91             $     17.38
                                             ===========           ===========              ==========

Total return(2).........................           18.7%                 15.2%                   (0.6%)
                                             ===========           ===========              ==========

Net assets, end of period...............     $34,256,671           $16,004,392             $ 9,210,443
                                             -----------           -----------              ----------

Ratio of net operating expenses to
  average net assets(6).................           0.93%(4,5)            0.74%                   0.74%(3)
                                             -----------           -----------              ----------

Ratio of net investment income to
  average net assets(6).................           1.03%(4)              1.75%                   1.22%(3)
                                             -----------           -----------              ----------

Portfolio turnover rate.................             50%                   69%                     32%
                                             -----------           -----------              ----------

Average commission rate.................     $    0.0493                    --                      --
                                             -----------           -----------              ----------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1996 were $22,131,648.

(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Small Cap Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                                                              VALUE
----------                                                                         ------------
             SHORT-TERM CORPORATE NOTES - 13.6%
             AUTOMOTIVE - 3.8%
$6,870,000   Ford Motor Credit Co., 5.42%, 1/6/97................................  $  6,864,828
                                                                                   ------------
             CONGLOMERATES - 4.3%
 7,680,000   General Electric Capital Corp., 5.39%, 1/7/97.......................     7,673,101
                                                                                   ------------
             INSURANCE - .3%
   555,000   Marsh & McLennan Co., Inc., 6.55%, 1/2/97...........................       554,899
                                                                                   ------------
             MISCELLANEOUS FINANCIAL SERVICES - 5.2%
             Household Finance Corp.,
   130,000   5.34%, 1/7/97.......................................................       129,884
 3,300,000   5.45%, 1/7/97.......................................................     3,297,003
 6,000,000   Merrill Lynch & Co., Inc., 5.70%, 1/6/97............................     5,995,250
                                                                                   ------------
                                                                                      9,422,137
                                                                                   ------------
             Total Short-Term Corporate Notes (cost - $24,514,965)...............  $ 24,514,965
                                                                                   ------------

             U.S. TREASURY NOTES AND BONDS - .9%
$  700,000   6.25%, 8/15/23......................................................  $    656,250
   630,000   7.875%, 4/15/98.....................................................       646,437
   297,500   7.875%, 8/15/01.....................................................       317,117
                                                                                   ------------
             Total U.S. Treasury Notes and Bonds (cost - $1,514,907).............  $  1,619,804
                                                                                   ------------

             CONVERTIBLE CORPORATE BOND - .4%
             REAL ESTATE - .4%
$  614,371   Security Capital Group, Inc., 12.00%, 6/30/14 (A)
             (cost - $557,508)...................................................  $    743,231
                                                                                   ------------

  SHARES
----------
             CONVERTIBLE PREFERRED STOCK - .0%
             RETAIL - .0%
     2,478   Venture Stores, Inc., $3.25 Conv. Pfd. (cost - $102,527)............  $     45,533
                                                                                   ------------

             COMMON STOCKS - 85.4%
             AEROSPACE/DEFENSE - 7.5%
    43,200   Lockheed Martin Corp. ..............................................  $  3,952,800
   150,000   McDonnell Douglas Corp. ............................................     9,600,000
                                                                                   ------------
                                                                                     13,552,800
                                                                                   ------------
             BANKING - 12.3%
    80,000   Citicorp............................................................     8,240,000
    10,000   First Empire State Corp. ...........................................     2,880,000
    41,200   Wells Fargo & Co. ..................................................    11,113,700
                                                                                   ------------
                                                                                     22,233,700
                                                                                   ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                              VALUE
----------                                                                         ------------
             COMMON STOCKS (CONTINUED)
             BUILDING & CONSTRUCTION - .3%
    31,680   Newport News Shipbuilding Inc.*.....................................  $    475,200
                                                                                   ------------
             CHEMICALS - 8.4%
    83,000   du Pont (E.I.) de Nemours & Co. ....................................     7,833,125
   100,000   Hercules, Inc. .....................................................     4,325,000
    80,000   Monsanto Co. .......................................................     3,110,000
                                                                                   ------------
                                                                                     15,268,125
                                                                                   ------------
             CONGLOMERATES - 4.1%
   164,200   Tenneco, Inc. ......................................................     7,409,525
                                                                                   ------------
             CONSUMER PRODUCTS - 3.6%
   236,200   Mattel, Inc. .......................................................     6,554,550
                                                                                   ------------
             DRUGS & MEDICAL PRODUCTS - 3.1%
   130,000   Becton, Dickinson & Co. ............................................     5,638,750
                                                                                   ------------
             ENERGY - 2.7%
    55,300   Triton Energy Ltd.*.................................................     2,682,050
    73,091   Union Pacific Resources Group, Inc. ................................     2,137,912
                                                                                   ------------
                                                                                      4,819,962
                                                                                   ------------
             FOOD SERVICES - 3.2%
   127,700   McDonald's Corp. ...................................................     5,778,425
                                                                                   ------------
             INSURANCE - 6.6%
    60,000   ACE Ltd. ...........................................................     3,607,500
   138,600   EXEL Ltd. ..........................................................     5,249,475
    15,400   Transamerica Corp. .................................................     1,216,600
    41,200   Travelers Group, Inc. ..............................................     1,869,450
                                                                                   ------------
                                                                                     11,943,025
                                                                                   ------------
             MANUFACTURING - 2.3%
    54,700   Catepillar, Inc.....................................................     4,116,175
                                                                                   ------------
             METALS & MINING - 3.2%
   196,100   Freeport McMoRan Copper & Gold (Class B)............................     5,858,487
                                                                                   ------------
             MISCELLANEOUS FINANCIAL SERVICES - 12.1%
    57,200   American Express Co. ...............................................     3,231,800
   161,000   Countrywide Credit Industries, Inc. ................................     4,608,625
    77,500   Federal Home Loan Mortgage Corp. ...................................     8,534,687
   145,900   Federal National Mortgage Assoc. ...................................     5,434,775
                                                                                   ------------
                                                                                     21,809,887
                                                                                   ------------
             PAPER PRODUCTS - 1.9%
    80,000   Champion International Corp. .......................................     3,460,000
                                                                                   ------------
             PRINTING/PUBLISHING - .8%
    45,600   Donnelly (R.R.) & Sons Co. .........................................     1,430,700
                                                                                   ------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                              VALUE
----------                                                                         ------------
             COMMON STOCKS (CONTINUED)
             RAILROADS - 2.9%
    86,300   Union Pacific Corp. ................................................  $  5,188,788
                                                                                   ------------
             REAL ESTATE - .6%
       811   Security Capital Group, Inc. (A)....................................     1,009,517
                                                                                   ------------
             TECHNOLOGY - 5.9%
    29,300   Intel Corp. ........................................................     3,836,469
   190,600   National Semiconductor Corp.*.......................................     4,645,875
    75,000   Unitrode Corp.*.....................................................     2,203,125
                                                                                   ------------
                                                                                     10,685,469
                                                                                   ------------
             TELECOMMUNICATIONS - 3.9%
    30,000   Sprint Corp. .......................................................     1,196,250
   456,000   Tele-Communications, Inc. (Class A) *...............................     5,956,500
                                                                                   ------------
                                                                                      7,152,750
                                                                                   ------------
            Total Common Stocks (cost - $115,007,880)........................      $154,385,835
                                                                                   ------------

            Total Investments (cost - $141,697,788)...................  100.3%     $181,309,368
            Other Liabilities in Excess of Other Assets...............   (0.3)         (581,274)
                                                                        -----      ------------
              Total Net Assets........................................  100.0%     $180,728,094
                                                                        =====      ============

---------------

* Non-income producing security.

(A) Restricted Securities (the Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                      DATE OF         PAR                   AVERAGE     FAIR VALUE AS OF
                     DESCRIPTION                    ACQUISITION      AMOUNT      SHARES      COST       DECEMBER 31, 1996
    ---------------------------------------------------------------------------------------------------------------------
    Security Capital Group, Inc. 12.00%, 6/30/14      9/16/94       $614,371        --       $  91           $   120
    Security Capital Group, Inc. Common Stock         9/16/94             --       811         949             1,245

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost - $141,697,788)....................................  $181,309,368
Cash...........................................................................         6,937
Receivable from investments sold...............................................     1,047,817
Receivable from fund shares sold...............................................       329,292
Dividends receivable...........................................................       123,034
Interest receivable............................................................       110,591
Other assets...................................................................         7,932
                                                                                 ------------
  Total Assets.................................................................   182,934,971
                                                                                 ------------

LIABILITIES
Payable for investments purchased..............................................     1,897,083
Investment advisory fee payable................................................       137,907
Payable for fund shares redeemed...............................................       132,215
Other payables and accrued expenses............................................        39,672
                                                                                 ------------
  Total Liabilities............................................................     2,206,877
                                                                                 ------------
  Total Net Assets.............................................................  $180,728,094
                                                                                 ============

NET ASSETS
Par value ($.01 per share).....................................................  $     49,914
Paid-in-capital in excess of par...............................................   132,265,145
Accumulated undistributed net investment income................................     2,161,818
Accumulated undistributed net realized gain on investments.....................     6,639,637
Net unrealized appreciation on investments.....................................    39,611,580
                                                                                 ------------
  Total Net Assets.............................................................  $180,728,094
                                                                                 ============

Fund shares outstanding........................................................     4,991,370
                                                                                 ------------

Net asset value per share......................................................  $      36.21
                                                                                 ============

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends.....................................................................  $ 1,924,873
  Interest......................................................................    1,333,194
                                                                                  -----------
     Total investment income....................................................    3,258,067
                                                                                  -----------

OPERATING EXPENSES
  Investment advisory fees (note 2A)............................................      972,381
  Custodian fees (note 1G)......................................................       31,020
  Trustees' fees and expenses...................................................       25,790
  Reports and notices to shareholders...........................................       21,135
  Auditing, consulting and tax return preparation fees..........................       13,434
  Transfer and dividend disbursing agent fees...................................       11,151
  Legal fees....................................................................        9,476
  Miscellaneous.................................................................       23,141
                                                                                  -----------
     Total operating expenses...................................................    1,107,528

     Less: Investment advisory fees waived (note 2A)............................       (8,220)

     Less: Expense offset arrangement (note 1G).................................       (3,060)
                                                                                  -----------

          Net operating expenses................................................    1,096,248
                                                                                  -----------

          Net investment income.................................................    2,161,819
                                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized gain on investments..............................................    6,639,637

  Net change in unrealized appreciation (depreciation) on investments...........   18,285,659
                                                                                  -----------

     Net realized gain and change in unrealized appreciation (depreciation) on
      investments...............................................................   24,925,296
                                                                                  -----------

Net increase in net assets resulting from operations............................  $27,087,115
                                                                                  ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED            YEAR ENDED
                                                             DECEMBER 31, 1996     DECEMBER 31, 1995
                                                             -----------------     -----------------
OPERATIONS
Net investment income......................................    $   2,161,819          $ 1,378,069
Net realized gain on investments...........................        6,639,637            1,023,914
Net change in unrealized appreciation (depreciation) on
  investments..............................................       18,285,659           23,901,028
                                                                ------------          -----------
     Net increase in net assets resulting from
       operations..........................................       27,087,115           26,303,011
                                                                ------------          -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income......................................       (1,378,070)            (360,801)
Net realized gains.........................................         (878,874)                  --
                                                                ------------          -----------
     Total dividends and distributions to shareholders.....       (2,256,944)            (360,801)
                                                                ------------          -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales....................................       79,297,599           27,913,098
Reinvestment of dividends and distributions................        2,256,944              360,801
Cost of shares redeemed....................................      (24,844,767)          (9,971,333)
                                                                ------------          -----------
     Net increase in net assets from fund share
       transactions........................................       56,709,776           18,302,566
                                                                ------------          -----------

          Total increase in net assets.....................       81,539,947           44,244,776

NET ASSETS
Beginning of year..........................................       99,188,147           54,943,371
                                                                ------------          -----------

End of year (including undistributed net investment income
  of $2,161,818 and $1,378,069, respectively)..............    $ 180,728,094          $99,188,147
                                                                ============          ===========

SHARES ISSUED AND REDEEMED
Issued.....................................................        2,403,077            1,016,970
Issued in reinvestment of dividends and distributions......           73,016               15,866
Redeemed...................................................         (775,472)            (379,452)
                                                                ------------          -----------
     Net increase..........................................        1,700,621              653,384
                                                                ============          ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust) was organized on May 12, 1994, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the Bond Portfolio, the U. S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED) based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital or tax return of capital. At December 31, 1996, the Portfolio did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter.

     The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expense offsets) of average daily net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the year ended December 31, 1996 amounted to $107,123, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $61,183.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term securities, were $84,349,690 and $30,263,820, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $40,341,986, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $730,406 and net unrealized appreciation for Federal income tax purposes is $39,611,580. Federal income tax cost basis of portfolio securities is $141,697,788 at December 31, 1996.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(5) SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                             YEAR ENDED           YEAR ENDED        SEPTEMBER 16, 1994(1)
                                          DECEMBER 31, 1996    DECEMBER 31, 1995    TO DECEMBER 31, 1994
                                          -----------------    -----------------    ---------------------
Net asset value, beginning of period...     $       30.14         $     20.83            $     21.80
                                              -----------          ----------              ---------

Income from investment operations:
Net investment income..................              0.43                0.42                   0.14
Net realized and unrealized gain (loss)
  on investments.......................              6.31                9.02                  (1.11)
                                              -----------          ----------              ---------
  Total from investment operations.....              6.74                9.44                  (0.97)
                                              -----------          ----------              ---------

Dividends and distributions to
  shareholders:
Dividends to shareholders from net
  investment income....................             (0.41)              (0.13)                    --
Distributions to shareholders from net
  realized capital gains...............             (0.26)                 --                     --
                                              -----------          ----------              ---------
  Total dividends and distributions to
     shareholders......................             (0.67)              (0.13)                  0.00
                                              -----------          ----------              ---------

Net asset value, end of period.........     $       36.21         $     30.14            $     20.83
                                              ===========          ==========              =========

Total return(2)........................             22.8%               45.6%                  (4.4%)
                                              ===========          ==========              =========

Net assets, end of period..............     $ 180,728,094         $99,188,147            $54,943,371
                                              -----------          ----------              ---------

Ratio of net operating expenses to
  average net assets(6)................             0.84%(4,5)          0.66%                  0.66%(3)
                                              -----------          ----------              ---------

Ratio of net investment income to
  average net assets(6)................             1.66%(4)            1.85%                  2.34%(3)
                                              -----------          ----------              ---------

Portfolio turnover rate................               27%                 22%                     8%
                                              -----------          ----------              ---------

Average commission rate................     $      0.0592                  --                     --
                                              -----------          ----------              ---------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1996 were $130,347,107.

(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Managed Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Managed Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                             OCC ACCUMULATION TRUST
                                 BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

PRINCIPAL
 AMOUNT                                                                                 VALUE
---------                                                                             ----------
             U.S. TREASURY NOTES AND BONDS - 35.6%
$175,000..   5.75%, 10/31/97......................................................    $  175,247
525,000..    6.50%, 10/15/06......................................................       527,872
175,000..    7.25%, 8/15/22.......................................................       185,117
                                                                                      ----------
             Total U.S. Treasury Notes and Bonds (cost - $911,980)................    $  888,236
                                                                                      ----------
             MORTGAGE-RELATED SECURITIES - 34.5%
$  80,682    Federal Home Loan Mortgage Corp.,
             8.50%, 10/15/19......................................................    $   81,942
             Federal National Mortgage Assoc.,
  177,953    6.50%, 5/1/26........................................................       169,723
  196,302    7.00%, 1/1/10........................................................       197,283
  154,262    8.00%, 8/1/24........................................................       157,492
    8,207    9.00%, 8/1/02........................................................         8,553
   20,111    9.50%, 12/1/06.......................................................        21,135
   73,983    9.50%, 12/1/19.......................................................        80,248
  141,214    Government National Mortgage Assoc.,
             8.50%, 3/15/25.......................................................       146,684
                                                                                      ----------
             Total Mortgage-Related Securities (cost - $841,948)..................    $  863,060
                                                                                      ----------

             CORPORATE NOTES & BONDS - 26.5%
             AUTOMOTIVE - 4.3%
$ 100,000    General Motors Acceptance Corp., 8.25%, 2/24/04......................    $  107,161
                                                                                      ----------
             CONGLOMERATES - 4.3%
  100,000    General Electric Capital Corp., 8.375%, 3/1/01.......................       106,652
                                                                                      ----------
             MISCELLANEOUS FINANCIAL SERVICES - 17.9%
  125,000    Associates Corp., N.A., 5.25%, 3/30/00...............................       120,684
  100,000    BarclaysAmerican Corp., 7.875%, 8/15/98..............................       102,535
  100,000    Household Finance Corp., 6.875%, 3/1/03..............................       100,509
  125,000    International Lease Finance Corp., 6.125%, 11/1/99...................       123,714
                                                                                      ----------
                                                                                         447,442
                                                                                      ----------
             Total Corporate Notes & Bonds (cost - $648,295)......................    $  661,255
                                                                                      ----------
             Total Investments (cost - $2,402,223).......................     96.6%   $2,412,551
             Other Assets in Excess of Other Liabilities.................      3.4        84,895
                                                                             -----    ----------
             Total Net Assets............................................    100.0%   $2,497,446
                                                                             =====    ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                 BOND PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost - $2,402,223)........................................  $2,412,551
Cash.............................................................................      71,315
Interest receivable..............................................................      32,400
Other assets.....................................................................         393
                                                                                   ----------
  Total Assets...................................................................   2,516,659
                                                                                   ----------

LIABILITIES
Investment advisory fee payable..................................................       3,750
Other payables and accrued expenses..............................................      15,463
                                                                                   ----------
  Total Liabilities..............................................................      19,213
                                                                                   ----------
  Total Net Assets...............................................................  $2,497,446
                                                                                   ==========

NET ASSETS
Par value ($.01 per share).......................................................  $    2,629
Paid-in-capital in excess of par.................................................   2,473,650
Accumulated undistributed net realized gain on investments.......................      10,839
Net unrealized appreciation on investments.......................................      10,328
                                                                                   ----------
  Total Net Assets...............................................................  $2,497,446
                                                                                   ==========

Fund shares outstanding..........................................................     262,938
                                                                                   ----------

Net asset value per share........................................................  $     9.50
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                 BOND PORTFOLIO
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Interest.......................................................................  $ 323,750
                                                                                    --------

OPERATING EXPENSES
  Investment advisory fees (note 2)..............................................     24,157
  Custodian fees (note 1G).......................................................     17,341
  Auditing, consulting and tax return preparation fees...........................     10,226
  Transfer and dividend disbursing agent fees....................................      9,082
  Legal fees.....................................................................      1,918
  Reports and notices to shareholders............................................      1,335
  Miscellaneous..................................................................      3,917
                                                                                    --------
     Total operating expenses....................................................     67,976
     Less: Investment advisory fees waived (note 2)..............................    (18,557)
     Less: Expense offset arrangement (note 1G)..................................     (1,195)
                                                                                    --------
          Net operating expenses.................................................     48,224
                                                                                    --------
          Net investment income..................................................    275,526
                                                                                    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET
  Net realized gain on investments...............................................     10,977
  Net change in unrealized appreciation (depreciation) on investments............   (184,990)
                                                                                    --------
     Net realized gain and change in unrealized appreciation (depreciation) on
      investments................................................................   (174,013)
                                                                                    --------
Net increase in net assets resulting from operations.............................  $ 101,513
                                                                                    ========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                 BOND PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED            YEAR ENDED
                                                             DECEMBER 31, 1996     DECEMBER 31, 1995
                                                             -----------------     -----------------
OPERATIONS
Net investment income......................................     $   275,526           $   244,328
Net realized gain on investments...........................          10,977                79,769
Net change in unrealized appreciation (depreciation) on
  investments .............................................        (184,990)              269,489
                                                                -----------           -----------
     Net increase in net assets resulting from
       operations..........................................         101,513               593,586
                                                                -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income......................................        (275,526)             (244,328)
Net realized gains.........................................         (75,648)                   --
                                                                -----------           -----------
     Total dividends and distributions to shareholders.....         351,174              (244,328)
                                                                -----------           -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales....................................       1,066,456             1,574,585
Reinvestment of dividends and distributions................         350,959               242,735
Cost of shares redeemed....................................      (2,954,763)           (1,537,477)
                                                                -----------           -----------
     Net increase (decrease) in net assets from fund share
       transactions........................................      (1,537,348)              279,843
                                                                -----------           -----------

          Total increase (decrease) in net assets..........      (1,787,009)              629,101

NET ASSETS
Beginning of year..........................................       4,284,455             3,655,354
                                                                -----------           -----------
End of year (including undistributed net investment income
  of $0 and $0, respectively)..............................     $ 2,497,446           $ 4,284,455
                                                                ===========           ===========

SHARES ISSUED AND REDEEMED
Issued.....................................................         107,627               165,081
Issued in reinvestment of dividends and distributions......          36,654                25,011
Redeemed...................................................        (310,084)             (158,718)
                                                                -----------           -----------
     Net increase (decrease)...............................        (165,803)               31,374
                                                                ===========           ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                 BOND PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust) was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio (the "Portfolio"), the U. S. Government Income Portfolio and the Money Market Portfolio. The Trust filed an application with the Securities and Exchange Commission for an Order approving the substitution of shares of the U.S. Government series for shares of the Bond series. Notice of the Application was published January 29, 1997. If the order is issued, the substitution will be effected shortly thereafter. OpCap Advisors, (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting

                             OCC ACCUMULATION TRUST
                                 BOND PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED) purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital or tax return of capital. At December 31, 1996, the Portfolio did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .50%.

     The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expense offsets) of average daily net assets on an annual basis.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term securities, were $6,205,620 and $7,630,072, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $35,184, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $24,856 and net unrealized appreciation for Federal income tax purposes is $10,328. Federal income tax cost basis of portfolio securities is $2,402,223 at December 31, 1996.

(5) SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for

                             OCC ACCUMULATION TRUST
                                 BOND PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(5) SUBSEQUENT EVENT (CONTINUED)
PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                             OCC ACCUMULATION TRUST
                                 BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                             YEAR ENDED            YEAR ENDED         SEPTEMBER 16, 1994(1)
                                          DECEMBER 31, 1996     DECEMBER 31, 1995     TO DECEMBER 31, 1994
                                          -----------------     -----------------     ---------------------
Net asset value, beginning of period....     $      9.99           $      9.20             $      9.40

Income from investment operations:
Net investment income...................            0.54                  0.58                    0.17
Net realized and unrealized gain (loss)
  on investments........................           (0.34)                 0.79                   (0.20)
                                              ----------            ----------              ----------
  Total from investment operations......            0.20                  1.37                   (0.03)
                                              ----------            ----------              ----------

Dividends and distributions to
  shareholders:
Dividends to shareholders from net
  investment income.....................           (0.54)                (0.58)                  (0.17)
Distributions to shareholders from net
  realized capital gains................           (0.15)                   --                      --
                                              ----------            ----------              ----------
  Total dividends and distributions to
     shareholders.......................           (0.69)                (0.58)                  (0.17)
                                              ----------            ----------              ----------

Net asset value, end of period..........     $      9.50           $      9.99             $      9.20
                                              ==========            ==========              ==========

Total return(2).........................            2.2%                 15.2%                   (0.3%)
                                              ==========            ==========              ==========

Net assets, end of period...............     $ 2,947,446           $ 4,284,455             $ 3,655,354
                                              ----------            ----------              ----------

Ratio of net operating expenses to
  average net assets(6).................           1.02%(4,5)            1.00%                   1.00%(3)
                                              ----------            ----------              ----------

Ratio of net investment income to
  average net assets(6).................           5.70%(4)              5.95%                   6.26%(3)
                                              ----------            ----------              ----------

Portfolio turnover rate.................            138%                  134%                      7%
                                              ----------            ----------              ----------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1996 were $4,831,393.

(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 1.41% and 5.29%, respectively, for the year ended December 31, 1996, 1.52% and 5.43%, respectively, for the year ended December 31, 1995 and 2.05% and 5.21%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF
OCC ACCUMULATION TRUST -- BOND PORTFOLIO

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bond Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

PRINCIPAL
 AMOUNT                                                                                VALUE
---------                                                                            ----------
              U.S. GOVERNMENT AGENCY NOTES - 28.5%
              Federal Home Loan Bank,
$ 105,000     5.21%, 2/13/97.....................................................    $  104,347
  125,000     5.42%, 1/2/97......................................................       124,981
              Federal Home Loan Mortgage Corp.,
   30,000     5.21%, 1/27/97.....................................................        29,887
  615,000     5.40%, 1/2/97......................................................       614,908
  120,000     5.42%, 1/3/97......................................................       119,964
  195,000     5.52%, 1/8/97......................................................       194,791
              Federal National Mortgage Assoc.,
   10,000     5.36%, 2/18/97.....................................................         9,928
  305,000     5.42%, 1/17/97.....................................................       304,265
                                                                                     ----------
              Total U.S. Government Agency Notes (amortized cost - $1,503,071)...    $1,503,071
                                                                                     ----------
              SHORT-TERM CORPORATE NOTES - 71.6%
              AUTOMOTIVE - 7.2%
$ 130,000     Daimer-Benz North America Corp., 5.30%, 3/14/97....................    $  128,622
  125,000     Ford Motor Credit Co., 5.41%, 3/31/97..............................       123,328
  130,000     General Motors Acceptance Corp., 5.30%, 6/23/97....................       126,689
                                                                                     ----------
                                                                                        378,639
                                                                                     ----------
              BANKING - 19.8%
  150,000     Abbey National North America, 5.33%, 3/11/97.......................       148,468
  150,000     ABN-Amro North America Finance Inc., 5.40%, 3/6/97.................       148,560
  100,000     Bayerische Vereinsbank AG, 5.33%, 1/8/97...........................        99,896
  100,000     Commerzbank U.S. Finance Inc., 5.33%, 2/28/97......................        99,141
  150,000     Morgan (J.P.) & Co., Inc., 5.36%, 1/7/97...........................       149,866
  110,000     Societe Generale N.A. Inc., 5.50%, 2/18/97.........................       110,000
  150,000     Svenska Handelsbanken Inc., 5.53%, 1/16/97.........................       149,654
  140,000     Toronto-Dominion Holdings USA Inc., 5.30%, 2/5/97..................       139,279
                                                                                     ----------
                                                                                      1,044,864
                                                                                     ----------
              CHEMICALS - 2.8%
  150,000     U.S. Borax & Chemical Corp., 5.42%, 2/24/97........................       148,781
                                                                                     ----------
              CONGLOMERATES - 2.1%
  110,000     General Electric Capital Corp., 5.45%, 2/26/97.....................       109,067
                                                                                     ----------
              ENTERTAINMENT - 2.0%
  105,000     Walt Disney Co., 5.30%, 1/6/97.....................................       104,923
                                                                                     ----------
              MACHINERY/ENGINEERING - 5.1%
  120,000     Deere (John) Capital Corp., 5.30%, 4/14/97.........................       118,180
  150,000     Pitney Bowes Credit Corp., 5.70%, 1/15/97..........................       149,668
                                                                                     ----------
                                                                                        267,848
                                                                                     ----------

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

PRINCIPAL
 AMOUNT                                                                                VALUE
--------                                                                             ----------
              SHORT-TERM CORPORATE NOTES (CONTINUED)
              MISCELLANEOUS FINANCIAL SERVICES - 22.4%
$ 129,000     American Express Credit Corp., 5.30%, 1/2/97.......................    $  128,981
  110,000     Beneficial Corp., 5.31%, 7/14/97...................................       106,852
  140,000     Cheltenham & Gloucester Building Society PLC, 5.26%, 3/24/97.......       138,323
  100,000     Eksportfinans A/S, 5.39%, 2/18/97..................................        99,281
  150,000     Goldman Sachs Group L.P., 5.43%, 1/13/97...........................       149,729
  150,000     Household Finance Corp., 5.42%, 1/6/97.............................       149,887
  130,000     Merrill Lynch & Co., Inc., 5.34%, 1/21/97..........................       129,614
  130,000     Morgan Stanley Group, Inc., 5.43%, 1/15/97.........................       129,726
  150,000     USAA Capital Corp., 5.32%, 2/24/97.................................       148,803
                                                                                     ----------
                                                                                      1,181,196
                                                                                     ----------
              SOVEREIGN - 2.8%
  150,000     Sweden (Kingdom of), 5.30%, 2/3/97.................................       149,271
                                                                                     ----------
              TECHNOLOGY - 5.2%
  130,000     IBM Credit Corp., 5.28%, 3/17/97...................................       128,570
  150,000     Motorola Credit Corp., 5.23%, 2/20/97..............................       148,910
                                                                                     ----------
                                                                                        277,480
                                                                                     ----------
              TELECOMMUNICATIONS - 2.2%
  120,000     Ameritech Corp., 5.30%, 3/31/97....................................       118,428
                                                                                     ----------
              Total Short-Term Corporate Notes (amortized cost - $3,780,497).....    $3,780,497
                                                                                     ----------
              Total Investments (amortized cost - $5,283,568)............  100.1%    $5,283,568
              Other Liabilities in Excess of Other Assets................   (0.1)        (4,526)
                                                                           -----     ----------
              Total Net Assets...........................................  100.0%    $5,279,042
                                                                           =====      =========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (amortized cost - $5,283,568)..............................  $5,283,568
Cash.............................................................................      10,094
Interest receivable..............................................................       2,235
Other assets.....................................................................         331
                                                                                   ----------
  Total Assets...................................................................   5,296,228
                                                                                   ----------

LIABILITIES
Investment advisory fee payable..................................................       1,090
Payable for fund shares redeemed.................................................         446
Other payables and accrued expenses..............................................      15,650
                                                                                   ----------
  Total Liabilities..............................................................      17,186
                                                                                   ----------
  Total Net Assets...............................................................  $5,279,042
                                                                                   ==========

NET ASSETS
Par value ($.01 per share).......................................................  $   52,791
Paid-in-capital in excess of par.................................................   5,226,264
Accumulated net realized loss on investments.....................................         (13)
                                                                                   ----------
  Total Net Assets...............................................................  $5,279,042
                                                                                   ==========

Fund shares outstanding..........................................................   5,279,054
                                                                                   ----------

Net asset value per share........................................................  $     1.00
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Interest........................................................................  $222,268
                                                                                    --------

OPERATING EXPENSES
  Investment advisory fees (note 2)...............................................    16,388
  Custodian fees (note 1G)........................................................    10,779
  Auditing, consulting and tax return preparation fees............................    10,309
  Transfer and dividend disbursing agent fees.....................................     9,066
  Legal fees......................................................................     1,923
  Reports and notices to shareholders.............................................       951
  Miscellaneous...................................................................     3,703
                                                                                    --------
     Total operating expenses.....................................................    53,119

     Less: Investment advisory fees waived (note 2)...............................   (11,550)

     Less: Expense offset arrangement (note 1G)...................................      (717)
                                                                                    --------

          Net operating expenses..................................................    40,852
                                                                                    --------

          Net investment income...................................................   181,416

REALIZED LOSS ON INVESTMENTS - NET

  Net realized loss on investments................................................       (14)
                                                                                    --------

Net increase in net assets resulting from operations..............................  $181,402
                                                                                    ========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED            YEAR ENDED
                                                             DECEMBER 31, 1996     DECEMBER 31, 1995
                                                             -----------------     -----------------
OPERATIONS
Net investment income......................................     $   181,416           $   203,353
Net realized gain (loss) on investments....................             (14)                   47
                                                                -----------           -----------
     Net increase in net assets resulting from
       operations..........................................         181,402               203,400
                                                                -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income......................................        (181,416)             (203,353)
Net realized gains.........................................             (46)                   --
                                                                -----------           -----------
     Total dividends and distributions to shareholders.....        (181,462)             (203,353)
                                                                -----------           -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales....................................       6,146,104             4,346,773
Reinvestment of dividends and distributions................         182,704               201,653
Cost of shares redeemed....................................      (5,405,790)           (3,711,915)
                                                                -----------           -----------
     Net increase in net assets from fund share
       transactions........................................         923,018               836,511
                                                                -----------           -----------

          Total increase in net assets.....................         922,958               836,558

NET ASSETS
Beginning of year..........................................       4,356,084             3,519,526
                                                                -----------           -----------
End of year (including undistributed net investment income
  of $0 and $0, respectively)..............................     $ 5,279,042           $ 4,356,084
                                                                ===========           ===========

SHARES ISSUED AND REDEEMED
Issued.....................................................       6,146,104             4,346,773
Issued in reinvestment of dividends and distributions......         182,704               201,653
Redeemed...................................................      (5,405,790)           (3,711,915)
                                                                -----------           -----------
     Net increase..........................................         923,018               836,511
                                                                ===========           ===========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust) was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U. S. Government Income Portfolio, and the Money Market Portfolio (the "Portfolio"). OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant dollar amortization to maturity of the difference between the principal amount due at maturity and the initial cost of the security.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required. Federal income tax cost basis of portfolio securities is the same as for financial reporting purposes.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with the custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .40%.

     The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expense offsets) of average daily net assets on an annual basis.

(3) PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 1996, purchases and sales/maturities of investment securities, were $46,988,455 and $46,273,740, respectively.

(4) SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                             OCC ACCUMULATION TRUST
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                             YEAR ENDED            YEAR ENDED         SEPTEMBER 16, 1994(1)
                                          DECEMBER 31, 1996     DECEMBER 31, 1995     TO DECEMBER 31, 1994
                                          -----------------     -----------------     ---------------------
Net asset value, beginning of period....     $      1.00           $      1.00             $      1.00
Income from investment operations:
Net investment income...................            0.04                  0.05                    0.01
Net realized gain (loss) on
  investments...........................           (0.00)                 0.00                      --
                                              ----------            ----------              ----------
  Total from investment operations......            0.04                  0.05                    0.01
                                              ----------            ----------              ----------
Dividends and distributions to
  shareholders:
Dividends to shareholders from net
  investment income.....................           (0.04)                (0.05)                  (0.01)
Distributions to shareholders from net
  realized capital gains................           (0.00)                   --                      --
                                              ----------            ----------              ----------
  Total dividends and distributions to
     shareholders.......................           (0.04)                (0.05)                  (0.01)
                                              ----------            ----------              ----------
Net asset value, end of period..........     $      1.00           $      1.00             $      1.00
                                              ==========            ==========              ==========

Total return(2).........................            4.5%                  5.1%                    1.2%
                                              ==========            ==========              ==========

Net assets, end of period...............     $ 5,279,042           $ 4,356,084             $ 3,519,526
                                              ----------            ----------              ----------
Ratio of net operating expenses to
  average net assets(6).................           1.01%(4,5)            1.00%                   1.00%(3)
                                              ----------            ----------              ----------
Ratio of net investment income to
  average net assets(6).................           4.43%(4)              4.94%                   4.13%(3)
                                              ----------            ----------              ----------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1996 were $4,097,126.

(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 1.30% and 4.13%, respectively, for the year ended December 31, 1996, 1.14% and 4.80%, respectively, for the year ended December 31, 1995 and 2.03% and 3.10%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Money Market Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                                                                 VALUE
----------                                                                             ----------
             U.S. TREASURY NOTES - 36.3%
$  100,000     5.75%, 10/31/00....................................................     $   98,672
   475,000     6.50%, 8/15/97.....................................................        477,822
   390,000     6.50%, 10/15/06....................................................        392,133
   125,000     7.25%, 5/15/04.....................................................        131,523
   140,000     7.375%, 11/15/97...................................................        142,012
                                                                                       ----------
               Total U.S. Treasury Notes (cost - $1,242,934)......................     $1,242,162
                                                                                       ----------
             U.S. GOVERNMENT AGENCY NOTES - 62.0%
$   75,000   Federal Farm Credit Bank, 8.65%, 10/1/99.............................     $   79,629
             Federal Home Loan Bank,
    60,000     6.94%, 3/14/97.....................................................         60,169
   100,000     8.09%, 12/28/04....................................................        108,781
   155,000     8.60%, 8/25/99.....................................................        164,325
             Federal Home Loan Mortgage Corp.,
   175,000     6.22%, 3/24/03.....................................................        172,758
   125,000     7.75%, 11/7/01.....................................................        131,973
   150,000     8.115%, 1/31/05....................................................        163,266
             Federal National Mortgage Assoc.,
    60,000     5.375%, 6/10/98....................................................         59,597
    20,000     5.46%, 1/3/97......................................................         19,994
    20,000     5.46%, 1/7/97......................................................         19,982
   125,000     8.50%, 2/1/05......................................................        131,426
   230,000     8.80%, 7/25/97.....................................................        234,133
    55,000     9.20%, 6/10/97.....................................................         55,798
   150,000     9.20%, 9/11/00.....................................................        164,274
   150,000   Private Export Funding Corp., 9.10%, 10/30/98........................        157,868
             Student Loan Marketing Assoc.
    75,000     7.00%, 3/3/98......................................................         76,008
   100,000     7.20%, 11/9/00.....................................................        103,047
             Tennessee Valley Authority,
   150,000     6.00%, 11/1/00.....................................................        148,430
    65,000     8.375%, 10/1/99....................................................         68,554
                                                                                       ----------
               Total U.S. Government Agency Notes (cost - $2,103,674).............     $2,120,012
                                                                                       ----------

               Total Investments (cost - $3,346,608).......................   98.3%    $3,362,174
               Other Assets in Excess of Other Liabilities.................    1.7         59,824
                                                                             -----     ----------
               Total Net Assets............................................  100.0%    $3,421,998
                                                                             =====     ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost - $3,346,608).......................................   $3,362,174
Cash............................................................................       11,662
Interest receivable.............................................................       63,513
Receivable from fund shares sold................................................        6,026
Other assets....................................................................          203
                                                                                   ----------
  Total Assets..................................................................    3,443,578
                                                                                   ----------

LIABILITIES
Investment advisory fee payable.................................................        4,337
Payable for fund shares redeemed................................................        1,988
Other payables and accrued expenses.............................................       15,255
                                                                                   ----------
  Total Liabilities.............................................................       21,580
                                                                                   ----------
  Total Net Assets..............................................................   $3,421,998
                                                                                   ==========

NET ASSETS
Par value ($.01 per share)......................................................   $    3,297
Paid-in-capital in excess of par................................................    3,411,026
Accumulated net realized loss on investments....................................       (7,891)
Net unrealized appreciation on investments......................................       15,566
                                                                                   ----------
  Total Net Assets..............................................................   $3,421,998
                                                                                   ==========

Fund shares outstanding.........................................................      329,735
                                                                                   ----------

Net asset value per share.......................................................   $    10.38
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Interest........................................................................   $153,307
                                                                                     --------

OPERATING EXPENSES
  Custodian fees (note 1G)........................................................     17,308
  Investment advisory fees (note 2)...............................................     14,797
  Auditing, consulting and tax return preparation fees............................     10,309
  Transfer and dividend disbursing agent fees.....................................      9,044
  Legal fees......................................................................      1,753
  Reports and notices to shareholders.............................................        737
  Miscellaneous...................................................................      3,802
                                                                                     --------
     Total operating expenses.....................................................     57,750

     Less: Investment advisory fees waived and expenses assumed (note 2)..........    (34,102)

     Less: Expense offset arrangement (note 1G)...................................       (394)
                                                                                     --------
          Net operating expenses..................................................     23,254
                                                                                     --------
          Net investment income...................................................    130,053
                                                                                     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized loss on investments................................................     (7,891)

  Net change in unrealized appreciation (depreciation) on investments.............    (26,424)
                                                                                     --------

     Net realized loss and change in unrealized appreciation (depreciation) on
      investments.................................................................    (34,315)
                                                                                     --------

Net increase in net assets resulting from operations..............................   $ 95,738
                                                                                     ========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED         JANUARY 3, 1995(1)
                                                             DECEMBER 31, 1996    TO DECEMBER 31, 1995
                                                             -----------------    --------------------
OPERATIONS
Net investment income.....................................      $   130,053            $   46,710
Net realized gain (loss) on investments...................           (7,891)                7,795
Net change in unrealized appreciation (depreciation) on
  investments.............................................          (26,424)               41,990
                                                             -----------------    --------------------
     Net increase in net assets resulting from
       operations.........................................           95,738                96,495
                                                             -----------------    --------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.....................................         (130,053)              (46,710)
Net realized gains........................................               --                (7,795)
                                                             -----------------    --------------------
     Total dividends and distributions to shareholders....         (130,053)              (54,505)
                                                             -----------------    --------------------

FUND SHARE TRANSACTIONS
Net proceeds from sales...................................        2,180,216             1,442,074
Reinvestment of dividends and distributions...............          130,663                53,894
Cost of shares redeemed...................................         (297,024)              (95,500)
                                                             -----------------    --------------------
     Net increase in net assets from fund share
       transactions.......................................        2,013,855             1,400,468
                                                             -----------------    --------------------

          Total increase in net assets....................        1,979,540             1,442,458

NET ASSETS
Beginning of period.......................................        1,442,458                     0
                                                             -----------------    --------------------
End of period (including undistributed net investment
  income of $0 and $0, respectively)......................      $ 3,421,998            $1,442,458
                                                             ==============       ===============

SHARES ISSUED AND REDEEMED
Issued....................................................          209,939               139,749
Issued in reinvestment of dividends and distributions.....           12,589                 5,140
Redeemed..................................................          (28,592)               (9,090)
                                                             -----------------    --------------------
     Net increase.........................................          193,936               135,799
                                                             ==============       ===============

---------------

(1) Commencement of operations.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust) was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as amended, as a diversified, open-ended management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U.S. Government Income Portfolio (the "Portfolio") and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The U.S. Government Income Portfolio one of the Trust's seven portfolios, commenced operations on January 3, 1995. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED) accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital or tax return of capital. At December 31, 1996, the Portfolio did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .60%.

     The Adviser has voluntarily agreed to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% (net of expense offsets) of average daily net assets on an annual basis.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term securities, were $2,669,452 and $705,798, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $22,879, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $9,001 and net unrealized appreciation for Federal income tax purposes is $13,878. Federal income tax cost basis of portfolio securities is $3,348,296 at December 31, 1996.

(5) CAPITAL LOSS CARRY-FORWARD

     For the year ended December 31, 1996, the Portfolio incurred net realized capital losses of $6,203 which are available as a reduction against future net capital gains realized before the end of fiscal year 2004 to the extent provided by regulations. To the extent that this capital loss carry-forward is used to offset future net capital gains, it is possible that gains so offset will not be distributed to shareholders.

(6) SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(6) SUBSEQUENT EVENT (CONTINUED)
Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                             YEAR ENDED         JANUARY 3, 1995(1)
                                                          DECEMBER 31, 1996    TO DECEMBER 31, 1995
                                                          -----------------    --------------------
Net asset value, beginning of period...................      $     10.62            $    10.00
                                                              ----------            ----------

Income from investment operations:
Net investment income..................................             0.55                  0.60
Net realized and unrealized gain (loss) on
  investments..........................................            (0.24)                 0.68
                                                              ----------            ----------
  Total from investment operations.....................             0.31                  1.28
                                                              ----------            ----------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income...            (0.55)                (0.60)
Distributions to shareholders from net realized capital
  gains................................................               --                 (0.06)
                                                              ----------            ----------
  Total dividends and distributions to shareholders....            (0.55)                (0.66)
                                                              ----------            ----------

Net asset value, end of period.........................      $     10.38            $    10.62
                                                              ==========            ==========

Total return(2)........................................             3.0%                 13.1%
                                                              ==========            ==========

Net assets, end of period..............................      $ 3,421,998            $1,442,458
                                                              ----------            ----------

Ratio of net operating expenses to average net
  assets(6)............................................            0.96%(4,5)            0.75%(3)
                                                              ----------            ----------

Ratio of net investment income to average net
  assets(6)............................................            5.27%(4)              5.75%(3)
                                                              ----------            ----------

Portfolio turnover rate................................              31%                   65%
                                                              ----------            ----------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1996 were $2,466,244.

(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(6) During the periods presented above, the Adviser waived all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 2.34% and 3.87%, respectively, for the year ended December 31, 1996, and 4.73% and 1.77%, annualized, respectively for the period January 3, 1995 (commencement of operations) to December 31, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- U.S. Government Income Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Income Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 3, 1995 (commencement of operations) through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                                                               VALUE
----------                                                                          -----------
             U.S. GOVERNMENT AGENCY NOTES - 9.3%
US$1,585,000 Federal Home Loan Bank, 5.25%, 1/2/97 (cost - $1,584,769)..........    $ 1,584,769
                                                                                        -------
             CONVERTIBLE CORPORATE NOTES - 1.1%
             HONG KONG - .2%
             BANKING - .2%
    40,000   Bangkok Bank Public Co., 3.25%, 3/3/04.............................    $    39,150
                                                                                        -------
             JAPAN - .9%
             BANKING - .9%
   130,000   Mitsubishi Bank Ltd., 3.50%, 11/30/02..............................        138,450
                                                                                        -------
             Total Convertible Corporate Notes (cost-$188,795)..................    $   177,600
                                                                                        -------

  SHARES
             COMMON STOCKS - 87.2%
             AUSTRALIA - .6%
             PAPER PRODUCTS - .6%
    17,000   WMC Ltd. ..........................................................    $   107,154
                                                                                        -------
             AUSTRIA - .3%
             AIRPORTS - .3%
       900   Flughafen Wein AG..................................................         45,879
                                                                                        -------
             BERMUDA - 4.5%
             INSURANCE - 4.5%
    12,200   ACE Ltd. ..........................................................        733,525
       800   EXEL Ltd. .........................................................         30,300
                                                                                        -------
                                                                                        763,825
                                                                                        -------
             BRAZIL - 1.5%
             BANKING - .6%
     6,000   Bompreco Supermecados Norde*.......................................        108,000
                                                                                        -------
             PAPER PRODUCTS - .3%
     6,200   Aracruz Celulose SA................................................         51,150
                                                                                        -------
             TEXTILES/APPAREL - .3%
       150   Compahnia de Tecidos Norte de Minas-Conteminas.....................         47,870
                                                                                        -------
             TOBACCO/BEVERAGES/FOOD PRODUCTS - .3%
        90   Compahnia Cervejaria Brahma........................................         49,196
                                                                                        -------
             Total Brazilian Common Stocks......................................        256,216
                                                                                        -------
             CANADA - 2.1%
             ELECTRONICS - .5%
    11,000   CAE, Inc. .........................................................         83,145
                                                                                        -------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
                                                                                      -------
             COMMON STOCKS (CONTINUED)
             CANADA (CONTINUED)
             ENERGY - .6%
     1,600   Precision Drilling Corp.*..........................................    $    55,737
     1,100   Suncor, Inc. ......................................................         45,468
                                                                                        -------
                                                                                        101,205
                                                                                        -------
             PRINTING/PUBLISHING - .3%
     2,150   Thomson Corp. .....................................................         47,261
                                                                                        -------
             SECURITY/INVESTIGATION - .4%
     3,500   Unican Security Systems Ltd. ......................................         77,704
                                                                                        -------
             TRANSPORTATION - .3%
     1,875   Canadian Pacific Ltd. .............................................         49,638
                                                                                        -------
             Total Canadian Common Stocks.......................................        358,953
                                                                                        -------
             CZECHOSLOVAKIA - .5%
             TELECOMMUNICATIONS - .5%
       700   SPT Telekom AS*....................................................         87,149
                                                                                        -------
             FINLAND - 1.7%
             DRUGS/MEDICAL PRODUCTS - .3%
     7,600   Oy Tamro AB........................................................         50,722
                                                                                        -------
             TELECOMMUNICATIONS - 1.4%
     4,000   Oy Nokia AB........................................................        231,304
                                                                                        -------
             Total Finnish Common Stocks........................................        282,026
                                                                                        -------
             FRANCE - 3.5%
             ELECTRONICS - .3%
     1,159   Schneider SA.......................................................         53,589
                                                                                        -------
             ENERGY - .7%
     1,516   Total SA...........................................................        123,302
                                                                                        -------
             INSURANCE - 1.1%
     1,500   AXA................................................................         95,404
     2,400   Scor SA............................................................         84,417
                                                                                        -------
                                                                                        179,821
                                                                                        -------
             MANUFACTURING - .4%
     1,356   Michelin (CGDE)....................................................         73,203
                                                                                        -------
             MISCELLANEOUS FINANCIAL SERVICES - .1%
       800   Compagnie Financiere de Paris......................................         24,100
                                                                                        -------
             POWER/UTILITIES - .5%
       632   Compagnie Generale des Eaux........................................         78,323
                                                                                        -------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
                                                                                      -------
             COMMON STOCKS (CONTINUED)
             FRANCE (CONTINUED)
             TECHNOLOGY - .4%
     1,000   SGS-Thomson Microelectronics N.V.*.................................    $    70,733
                                                                                        -------
             Total French Common Stocks.........................................        603,071
                                                                                        -------
             GERMANY - 3.3%
             CHEMICALS - .7%
       900   SGL Carbon AG......................................................        113,465
                                                                                        -------
             COMPUTER SERVICES - .8%
     1,000   SAP AG.............................................................        136,145
                                                                                        -------
             CONSUMER PRODUCTS - .7%
     1,300   Adidas AG..........................................................        112,360
                                                                                        -------
             DRUGS/MEDICAL PRODUCTS - .4%
     1,150   Gehe AG............................................................         73,613
                                                                                        -------
             INSURANCE - .7%
       160   Koelnische Rueckversicherungs AG...................................        119,574
                                                                                        -------
             Total German Common Stocks.........................................        555,157
                                                                                        -------
             HONG KONG - 1.4%
             BANKING - .6%
   180,000   Manhattan Credit Card Co., Ltd. ...................................         91,344
                                                                                        -------
             CONSUMER PRODUCTS - .6%
   280,000   Yue Yuen Industrial Holdings.......................................        106,794
                                                                                        -------
             WHOLESALE - .2%
   110,000   China Hong Kong Photo Products Holdings Ltd. ......................         36,977
                                                                                        -------
             Total Hong Kong Common Stocks......................................        235,115
                                                                                        -------
             HUNGARY - 1.0%
             CONGLOMERATES - .5%
    10,450   Benpres Holdings Corp.*............................................         84,835
                                                                                        -------
             DRUGS/MEDICAL PRODUCTS - .5%
     1,550   Gedeon Richter Ltd., GDR...........................................         90,025
                                                                                        -------
             Total Hungarian Common Stocks......................................        174,860
                                                                                        -------
             INDONESIA - .1%
             WHOLESALE - .1%
    15,000   PT Tigaraksa Satria................................................         20,957
                                                                                        -------
             ITALY - 1.6%
             CONSUMER PRODUCTS - .8%
     6,500   Bulgari S.p.A. ....................................................        131,971
                                                                                        -------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
  ------                                                                              -------
             COMMON STOCKS (CONTINUED)
             ITALY (CONTINUED)
             TELECOMMUNICATIONS - .8%
    32,000   Telecom Italia S.p.A. .............................................    $    62,439
    49,000   Telecom Italia Mobile S.p.A.*......................................         69,931
                                                                                        -------
                                                                                        132,370
                                                                                        -------
             Total Italian Common Stocks........................................        264,341
                                                                                        -------
             JAPAN - 9.5%
             AUTOMOTIVE - 1.0%
     6,000   Calsonic Corp. ....................................................         33,365
     3,000   Honda Motor Co., Ltd. .............................................         85,744
     4,000   Murakami Corp. ....................................................         47,319
                                                                                        -------
                                                                                        166,428
                                                                                        -------
             BANKING - .9%
       600   Aeon Credit Service Co., Ltd. .....................................         37,302
    22,000   Daiwa Bank Ltd. ...................................................        114,930
                                                                                        -------
                                                                                        152,232
                                                                                        -------
             BUILDING & CONSTRUCTION - .7%
     3,000   Aoki Marine Co., Ltd. .............................................         14,765
     3,000   Maeda Corp. .......................................................         22,200
     1,000   Nichiei Co., Ltd. .................................................         73,828
                                                                                        -------
                                                                                        110,793
                                                                                        -------
             COMPUTER SERVICES - .2%
     1,000   Konami Co., Ltd. ..................................................         34,107
                                                                                        -------
             CONGLOMERATES - .2%
     2,000   Inaba Denkisangyo Co. .............................................         38,339
                                                                                        -------
             CONSUMER PRODUCTS - .9%
     7,000   Canon, Inc. .......................................................        154,736
                                                                                        -------
             ELECTRICAL ENGINEERING - .2%
     3,100   Kinden Corp. ......................................................         39,349
                                                                                        -------
             ELECTRONICS - 2.5%
       700   Kyocera Corp. ADR .................................................         85,400
     8,000   Mitsubishi Electric Corp. .........................................         47,664
     3,000   Omron Corp. .......................................................         56,472
     1,000   Rohm Co. ..........................................................         65,625
     4,000   Sodick Co. ........................................................         33,158
     2,000   Sony Corp. ........................................................        131,077
                                                                                        -------
                                                                                        419,396
                                                                                        -------
             INSURANCE - .2%
     9,000   Fuji Fire & Marine Insurance.......................................         33,650
                                                                                        -------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
  ------                                                                              -------
             COMMON STOCKS (CONTINUED)
             JAPAN (CONTINUED)
             MANUFACTURING - .2%
     5,000   Japan Synthetic Rubber.............................................    $    32,812
                                                                                        -------
             METALS/MINING - .6%
    22,000   Sumitomo Metal Industries..........................................         54,140
     3,000   Toho Titanium*.....................................................         43,520
                                                                                        -------
                                                                                         97,660
                                                                                        -------
             MISCELLANEOUS FINANCIAL SERVICES - .6%
     2,000   Credit Saison Co., Ltd. ...........................................         44,728
       300   Shohkoh Fund.......................................................         65,279
                                                                                        -------
                                                                                        110,007
                                                                                        -------
             POWER/UTILITIES - .5%
     4,000   Kyushu Electric Power..............................................         77,714
                                                                                        -------
             RETAIL - .4%
     9,000   Maruetsu...........................................................         61,471
                                                                                        -------
             SECURITY/INVESTIGATION - .2%
     4,000   Toyo Tec Co. Ltd. .................................................         38,339
                                                                                        -------
             TOBACCO/BEVERAGES/FOOD PRODUCTS - .2%
     3,000   Mikuni Coca-Cola Bottling..........................................         38,857
                                                                                        -------
             Total Japanese Common Stocks.......................................      1,605,890
                                                                                        -------
             LICHTENSTEIN - .2%
             BANKING - .2%
        65   Liechtenstein Global Trust AG......................................         33,314
                                                                                        -------
             MEXICO - .7%
             BUILDING & CONSTRUCTION - .3%
    11,000   Corporacion GEO, SA de CV*.........................................         54,217
                                                                                        -------
             CONGLOMERATES - .4%
    14,000   Alfa S.A. de CV*...................................................         64,647
                                                                                        -------
             Total Mexican Common Stocks........................................        118,864
                                                                                        -------
             NETHERLANDS - 1.8%
             BUILDING & CONSTRUCTION - .2%
       800   Kondor Wessells Groep NV...........................................         32,389
                                                                                        -------
             IMPORTING/EXPORTING - .4%
       753   Hagemeyer NV.......................................................         60,231
                                                                                        -------
             MISCELLANEOUS FINANCIAL SERVICES - .5%
     2,478   ING Groep NV.......................................................         89,274
                                                                                        -------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
  ------                                                                              -------
             COMMON STOCKS (CONTINUED)
             NETHERLANDS (CONTINUED)
             PRINTING/PUBLISHING - .7%
     5,800   Ver Ned Uitgevers..................................................    $   121,274
                                                                                        -------
             Total Netherlands Common Stocks....................................        303,168
                                                                                        -------
             NEW ZEALAND - .4%
             FOOD SERVICES - .4%
   160,392   AFFCO Holdings Ltd. ...............................................         70,303
                                                                                        -------
             NORWAY - .5%
             BANKING - .5%
    12,700   Fokus Bank AS......................................................         86,531
                                                                                        -------
             SINGAPORE - .6%
             PRINTING/PUBLISHING - .6%
     5,000   Singapore Press Holdings Ltd. .....................................         98,621
                                                                                        -------
             SOUTH KOREA - .4%
             TELECOMMUNICATIONS - .4%
     5,150   Korea Mobile Telecom ADR...........................................         66,306
                                                                                        -------
             SPAIN - 2.0%
             BANKING - .6%
     2,400   Corporacion Bancaria de Espana SA..................................        107,406
                                                                                        -------
             ENERGY - .7%
     2,900   Repsol SA..........................................................        111,242
                                                                                        -------
             MANUFACTURING - .7%
     1,800   Vidrala SA.........................................................        124,506
                                                                                        -------
             Total Spanish Common Stocks........................................        343,154
                                                                                        -------
             SWEDEN - 3.4%
             BANKING - .5%
     2,700   Nordbanken AB*.....................................................         81,753
                                                                                        -------
             DRUGS & MEDICAL PRODUCTS - .6%
     1,900   ASTRA AB...........................................................         93,887
                                                                                        -------
             MACHINERY/ENGINEERING - 1.7%
       750   ABB AB.............................................................         84,679
     6,500   Atlas Copco AB.....................................................        157,260
     3,000   Kalmar Industries AB...............................................         49,927
                                                                                        -------
                                                                                        291,866
                                                                                        -------
             PAPER PRODUCTS - .6%
     3,750   AssiDoman AB.......................................................        104,474
                                                                                        -------
             Total Swedish Common Stocks........................................        571,980
                                                                                        -------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
  ------                                                                              -------
             COMMON STOCKS (CONTINUED)
             SWITZERLAND - 3.1%
             BANKING - .6%
     1,050   CS Holding AG......................................................    $   107,863
                                                                                        -------
             BUILDING & CONSTRUCTION - .4%
       100   Holderbank Financiere Glaris AG....................................         71,423
                                                                                        -------
             DRUGS & MEDICAL PRODUCTS - 1.7%
       120   Ares-Serono Group..................................................        114,486
       150   NOVARTIS AG*.......................................................        171,797
                                                                                        -------
                                                                                        286,283
                                                                                        -------
             MANUFACTURING - .4%
        25   Sig Schweizerische Industrie - Gesellschaft Holding AG.............         63,317
                                                                                        -------
             Total Swiss Common Stocks..........................................        528,886
                                                                                        -------
             THAILAND - .6%
             WHOLESALE - .6%
    24,000   Siam Makro Public Co., Ltd. .......................................        105,747
                                                                                        -------
             UNITED KINGDOM - 4.9%
             AUTOMOTIVE - .6%
    26,863   LucasVarity PLC*...................................................        102,399
                                                                                        -------
             COMPUTER SERVICES - .4%
    26,000   Amstrad PLC........................................................         65,256
                                                                                        -------
             ELECTRONICS - .9%
     8,000   Siebe PLC..........................................................        148,569
                                                                                        -------
             MANUFACTURING - .3%
    32,000   Bridon PLC.........................................................         55,371
                                                                                        -------
             METALS/MINING - .4%
    12,000   Antofagasta Holdings PLC...........................................         69,899
                                                                                        -------
             MISCELLANEOUS FINANCIAL SERVICES - .8%
    18,000   Lloyds TSB Group PLC...............................................        132,757
                                                                                        -------
             RETAIL - 1.5%
    13,116   Dixon Group PLC....................................................        122,015
    19,515   Safeway, Inc. .....................................................        135,406
                                                                                        -------
                                                                                        257,421
                                                                                        -------
             Total United Kingdom Common Stocks.................................        831,672
                                                                                        -------
             UNITED STATES - 37.0%
             AEROSPACE/DEFENSE - 6.3%
     3,000   Lockheed Martin Corp. .............................................        274,500
    12,500   McDonnell Douglas Corp. ...........................................        800,000
                                                                                        -------
                                                                                      1,074,500
                                                                                        -------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
  ------                                                                              -------
             COMMON STOCKS (CONTINUED)
             UNITED STATES (CONTINUED)
             BANKING - 6.1%
     4,000   Citicorp...........................................................    $   412,000
     2,300   Wells Fargo & Co. .................................................        620,425
                                                                                        -------
                                                                                      1,032,425
                                                                                        -------
             BUILDING & CONSTRUCTION - .2%
     2,000   Newport News Shipbuilding, Inc.*...................................         30,000
                                                                                        -------
             CHEMICALS - 5.0%
     5,000   du Pont (E.I.) de Nemours & Co. ...................................        471,875
     4,000   Hercules, Inc. ....................................................        173,000
     5,000   Monsanto Co. ......................................................        194,375
                                                                                        -------
                                                                                        839,250
                                                                                        -------
             CONGLOMERATES - 2.7%
    10,000   Tenneco, Inc. .....................................................        451,250
                                                                                        -------
             CONSUMER PRODUCTS - 1.8%
    11,000   Mattel, Inc. ......................................................        305,250
                                                                                        -------
             DRUGS & MEDICAL PRODUCTS - 2.0%
     8,000   Becton, Dickinson & Co. ...........................................        347,000
                                                                                        -------
             ENTERTAINMENT - .2%
     2,000   Harrah's Entertainment, Inc.*......................................         39,750
                                                                                        -------
             FOOD SERVICES - 1.6%
     6,000   McDonald's Corp. ..................................................        271,500
                                                                                        -------
             METALS/MINING - .7%
     4,000   Freeport McMoRan Copper & Gold (Class B)...........................        119,500
                                                                                        -------
             MISCELLANEOUS FINANCIAL SERVICES - 3.9%
     6,000   Federal Home Loan Mortgage Corp. ..................................        660,750
                                                                                        -------
             PAPER PRODUCTS - .3%
     1,100   Champion International, Inc. ......................................         47,575
                                                                                        -------
             RAILROADS - 1.4%
     4,000   Union Pacific Corp. ...............................................        240,500
                                                                                        -------
             TECHNOLOGY - 1.4%
     1,000   Intel Corp. .......................................................        130,938
     4,000   National Semiconductor Corp.*......................................         97,500
                                                                                        -------
                                                                                        228,438
                                                                                        -------
             TELECOMMUNICATIONS - 2.4%
     1,300   Loral Space & Communications*......................................         23,888
    30,000   Tele-Communications, Inc. (Class A)*...............................        391,875
                                                                                        -------
                                                                                        415,763
                                                                                        -------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
----------                                                                          -----------
             COMMON STOCKS (CONTINUED)
             UNITED STATES (CONTINUED)
             TRANSPORTATION - 1.0%
     2,000   AMR Corp.*.........................................................       $   176,250
                                                                                       -----------
             Total United States Common Stocks..................................         6,279,701
                                                                                       -----------
             Total Common Stocks (cost - $13,393,679)...........................       $14,798,840
                                                                                       -----------
             Total Investments (cost - $15,167,243)........................   97.6%    $16,561,209
             Other Assets in Excess of Other Liabilities...................    2.4         411,279
                                                                             -----     -----------
             Total Net Assets..............................................   100.0%   $16,972,488
                                                                             =====     ===========

---------------

* Non-income producing security.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost - $15,167,243).....................................   $16,561,209
Foreign currencies (cost - $339,499)...........................................       335,801
Receivable from investments sold...............................................        69,056
Receivable from fund shares sold...............................................        43,500
Dividends receivable...........................................................        10,619
Foreign withholding taxes reclaimable..........................................         3,653
Interest receivable............................................................         1,412
Other assets...................................................................           483
                                                                                  -----------
  Total Assets.................................................................    17,025,733
                                                                                  -----------

LIABILITIES
Due to custodian...............................................................        19,178
Investment advisory fees payable...............................................         7,840
Payable for investments purchased..............................................         3,696
Foreign withholding taxes payable..............................................           418
Other payables and accrued expenses............................................        22,113
                                                                                  -----------
  Total Liabilities............................................................        53,245
                                                                                  -----------

  Total Net Assets.............................................................   $16,972,488
                                                                                  ===========

NET ASSETS
Par value ($.01 per share).....................................................   $    12,826
Paid-in-capital in excess of par...............................................    15,567,305
Accumulated undistributed net investment income................................         2,107
Net unrealized appreciation on investments and translation of other assets and
  liabilities denominated in foreign currencies................................     1,390,250
                                                                                  -----------

  Total Net Assets.............................................................   $16,972,488
                                                                                  ===========

Fund shares outstanding........................................................     1,282,602
                                                                                  -----------

Net asset value per share......................................................   $     13.23
                                                                                  -----------

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $8,706).......................    $  126,858
  Interest.....................................................................        59,746
                                                                                   ----------
     Total investment income...................................................       186,604
                                                                                   ----------

OPERATING EXPENSES
  Investment advisory fees (note 2A)...........................................        71,811
  Custodian fees (note 1G).....................................................        59,592
  Auditing, consulting and tax return preparation fees.........................        12,394
  Transfer and dividend disbursing agent fees..................................         9,147
  Legal fees...................................................................         2,083
  Reports and notices to shareholders..........................................         1,592
  Miscellaneous................................................................         9,757
                                                                                   ----------
     Total operating expenses..................................................       166,376

     Less: Investment advisory fees waived (note 2A)...........................       (37,689)

     Less: Expense offset arrangement (note 1G)................................       (15,447)
                                                                                   ----------

          Net operating expenses...............................................       113,240
                                                                                   ----------

          Net investment income................................................        73,364
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS -- NET

  Net realized gain on investments.............................................        85,039

  Net realized loss on foreign currency transactions...........................        (6,772)

  Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
     currencies................................................................     1,247,855
                                                                                   ----------

     Net realized gain (loss) and change in unrealized appreciation
      (depreciation) on investments and translation of other assets and
      liabilities denominated in foreign currencies............................     1,326,122
                                                                                   ----------

Net increase in net assets resulting from operations...........................    $1,399,486
                                                                                   ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         MARCH 1, 1995(1)
                                                              DECEMBER 31, 1996   TO DECEMBER 31, 1995
                                                              -----------------   --------------------
OPERATIONS
Net investment income.......................................     $    73,364           $   12,301
Net realized gain on investments............................          85,039               57,143
Net realized loss on foreign currency transactions..........          (6,772)              (2,877)
Net change in unrealized appreciation (depreciation) on
  investments and translation of other assets and
  liabilities denominated in foreign currencies.............       1,247,855              142,395
                                                                 -----------          -----------
     Net increase in net assets resulting from operations...       1,399,486              208,962
                                                                 -----------          -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.......................................         (60,776)              (8,174)
Net realized gains on investments...........................         (89,998)             (57,143)
                                                                 -----------          -----------
     Total dividends and distributions to shareholders......        (150,774)             (65,317)
                                                                 -----------          -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales.....................................      16,110,547            2,683,554
Reinvestment of dividends and distributions.................         150,774               65,317
Cost of shares redeemed.....................................      (3,428,866)              (1,195)
                                                                 -----------          -----------
     Net increase in net assets from fund share
       transactions.........................................      12,832,455            2,747,676
                                                                 -----------          -----------

          Total increase in net assets......................      14,081,167            2,891,321

NET ASSETS
Beginning of period.........................................       2,891,321                    0
                                                                 -----------          -----------
End of period (including undistributed net investment income
  of $2,107 and 4,127, respectively)........................     $16,972,488           $2,891,321
                                                                 ===========          ===========

SHARES ISSUED AND REDEEMED
Issued......................................................       1,304,431              243,412
Issued in reinvestment of dividends and distributions.......          11,415                5,636
Redeemed....................................................        (282,190)                (102)
                                                                 -----------          -----------
     Net increase...........................................       1,033,656              248,946
                                                                 ===========          ===========

---------------

(1) Commencement of operations.

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U.S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Global Equity Portfolio, (the "Portfolio"), one of the Trust's seven portfolios, commenced operations on March 1, 1995. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various insurance companies and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities listed on a U.S. or foreign stock exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. Investments in countries in which the Portfolio may invest may involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold has been determined on the basis of identified cost. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends or other distributions from foreign securities which are recorded as soon as the information is available after the ex-dividend date. Interest income is accrued as earned.

  (D) FOREIGN CURRENCY TRANSLATION

     The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities stated in foreign currencies are translated at the exchange rate at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Portfolio's Statement of Operations. Since the net assets of the Portfolio are

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  (D) FOREIGN CURRENCY TRANSLATION (CONTINUED) presented at the foreign exchange rates and market prices at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the exchange rates from fluctuations arising from changes in the market price of securities.

  (E) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment: temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital or tax return of capital.

     The following table discloses the cumulative effect of differences reclassified from accumulated net realized foreign currency loss and accumulated net realized loss on investments to accumulated undistributed net investment income:

                                                                        ACCUMULATED
        ACCUMULATED NET                ACCUMULATED NET                 UNDISTRIBUTED
       REALIZED FOREIGN                 REALIZED LOSS                 NET INVESTMENT
         CURRENCY LOSS                 ON INVESTMENTS                     INCOME
---------------------------------------------------------------------------------------------
            $9,649                         $4,959                        ($14,608)

  (F) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all the applicable portfolios of the Trust or another reasonable basis.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter.

     The Adviser has agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.25% (net of expense offsets) of average daily net assets on an annual basis.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
  (B) Total brokerage commissions paid by the Portfolio for the year ended December 31, 1996 amounted to $41,242, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $4,563.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1996 purchases and sales of investment securities, other than short-term securities, were $15,233,328 and $3,081,962, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $1,780,424, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $386,458 and net unrealized appreciation for Federal income tax purposes is $1,393,966. Federal income tax cost basis of portfolio securities is $16,561,209 at December 31, 1996.

(5) SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                             YEAR ENDED             MARCH 1, 1995(1)
                                                          DECEMBER 31, 1996       TO DECEMBER 31, 1995
                                                          -----------------       --------------------
Net asset value, beginning of period...................      $     11.61               $    10.00
                                                             -----------               ----------
Income from investment operations:
Net investment income..................................             0.04                     0.05
Net realized gain (loss) and unrealized appreciation
  (depreciation) on investments and translation of
  other assets and liabilities denominated in foreign
  currencies...........................................             1.70                     1.83
                                                             -----------               ----------
  Total from investment operations.....................             1.74                     1.88
                                                             -----------               ----------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income...            (0.05)                   (0.03)
Distributions to shareholders from net realized capital
  gains................................................            (0.07)                   (0.24)
                                                             -----------               ----------
  Total dividends and distributions to shareholders....            (0.12)                   (0.27)
                                                             -----------               ----------

Net asset value, end of period.........................      $     13.23               $    11.61
                                                             ===========               ==========
Total return(2)........................................            15.0%                    18.9%
                                                             ===========               ==========

Net assets, end of period..............................      $16,972,488               $2,891,321
                                                             -----------               ----------

Ratio of net operating expenses to average net
  assets(5)............................................            1.42%(3,4)               1.25%(6)
                                                             -----------               ----------

Ratio of net investment income to average net
  assets(5)............................................            0.81%(3)                 1.02%(6)
                                                             -----------               ----------

Portfolio turnover rate................................              40%                      67%
                                                             -----------               ----------

Average commission rate................................      $    0.0254                       --
                                                             -----------               ----------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Average net assets for the year ended December 31, 1996 were $9,072,948.

(4) Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(5) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income (loss) to average daily net assets would have been 1.83% and 0.22%, respectively, for the year ended December 31, 1996, and 3.94.% and (1.67)%, annualized, respectively, for the period March 1, 1995 (commencement of operations) to December 31, 1995.

(6) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust - Global Equity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Equity Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 1, 1995 (commencement of operations) through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                             OCC ACCUMULATION TRUST
                           ONE WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

        TRUSTEES AND PRINCIPAL OFFICERS
        Joseph M. La Motta                        Trustee, President
        Paul Y. Clinton                           Trustee
        Thomas W. Courtney                        Trustee
        Lacy B. Herrmann                          Trustee
        George Loft                               Trustee
        Bernard H. Garil                          Vice President
        Robert J. Bluestone                       Vice President
        Pierre Daviron                            Vice President
        John C. Giusio, Jr.                       Vice President
        Richard J. Glasebrook, II                 Vice President
        Louis Goldstein                           Vice President
        Benjamin D. Gutstein                      Vice President
        Vikki Hanges                              Vice President
        Timothy McCormick                         Vice President
        Eileen P. Rominger                        Vice President
        Sheldon M. Siegel                         Treasurer
        Deborah Kaback                            Secretary
        Richard L. Peteka                         Assistant Treasurer

        INVESTMENT ADVISER
        OpCap Advisors
        One World Financial Center
        New York, NY 10281

        CUSTODIAN AND TRANSFER AGENT
        State Street Bank and Trust Company
        P.O. Box 1713
        Boston, MA 02105

        INDEPENDENT ACCOUNTANTS
        Price Waterhouse LLP
        1177 Avenue of the Americas
        New York, NY 10036

        This report is authorized for
        distribution only
        to shareholders and to others who have
        received a copy of this Trust's
        prospectus.